UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No._)
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Filed by a Party other than the Registrant ☐

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SOUND FINANCIAL BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2400 3rd Avenue, Suite 150
Seattle, Washington 98121
(206) 448-0884

April 13, 2018

Dear Fellow Shareholder:
On behalf of the Board of Directors and management of Sound Financial Bancorp, Inc., I cordially invite you to attend our 2018 Annual Meeting of Shareholders.  The meeting will be held at 10:30 a.m., Pacific Time, on May 29, 2018, at our executive offices located at 2400 3rd Avenue, Suite 150, Seattle, Washington.
The matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting of Shareholders and proxy statement.  An important part of the Annual Meeting is the shareholder vote on corporate business items.  I urge you to exercise your rights as a shareholder to vote and participate in this process.  At the Annual Meeting, I will present management's report to you on Sound Financial Bancorp, Inc.'s 2017 financial and operating performance.
Included with this proxy statement is a copy of our Annual Report on Form 10-K for the year ended December 31, 2017.  We encourage you to read the Form 10-K.  It includes information on our operations, products and services, as well as our audited financial statements.  Although the Annual Report is being provided to shareholders with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated into this proxy statement by reference.
We encourage you to attend the Annual Meeting in person.  Whether or not you plan to attend the meeting, please read the proxy statement and vote your shares by Internet or telephone or by sending a completed proxy card by regular mail as promptly as possible.  This will ensure that your shares are represented at the meeting.
Your Board of Directors and management are committed to the continued success of Sound Financial Bancorp, Inc. and the enhancement of the value of your investment.  As President and Chief Executive Officer, I want to express my appreciation for your confidence and support.
Sincerely,

Laura Lee Stewart
President and Chief Executive Officer

SOUND FINANCIAL BANCORP, INC.

2400 3rd Avenue, Suite 150
Seattle, Washington 98121
(206) 448-0884

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 29, 2018

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Sound Financial Bancorp, Inc. will be held as follows:

TIME	Tuesday, May 29, 2018, at 10:30 a.m., Pacific Time

PLACE	Sound Community Bank
2400 3rd Avenue, Suite 150
Seattle, Washington

BUSINESS	(1)	Election of three directors of Sound Financial Bancorp, Inc.
	(2)	Approval of the Sound Financial Bancorp, Inc. Amended and Restated 2013 Equity Incentive Plan.
	(3)	Advisory (non-binding) vote on executive compensation.
	(4)	Advisory (non-binding) vote on the frequency of the advisory vote on executive compensation.
	(5)	Ratification of the appointment of Moss Adams, LLP as Sound Financial Bancorp, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2018.

RECORD DATE
Holders of record of Sound Financial Bancorp, Inc. common stock at the close of business on April 2, 2018, are entitled to receive this Notice and to vote at the annual meeting, or any adjournment or postponement thereof.

PROXY VOTING
It is important that your shares be represented and voted at the annual meeting.  To ensure that your shares are represented at the meeting, please take the time to vote by Internet or telephone or by mailing a completed proxy card as soon as possible.  Regardless of the number of shares you own, your vote is very important.  Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

Laura Lee Stewart
President and Chief Executive Officer

Seattle, Washington
April 13, 2018

Important Notice Regarding the Availability of
Proxy Materials for the Shareholder Meeting To Be Held on May 29, 2018.

Sound Financial Bancorp Inc.'s proxy statement, Annual Report to Shareholders and electronic proxy card are available on the Internet at http://www.proxyvote.com.

You are encouraged to review all of the information contained in the proxy statement before voting.

2400 3rd Avenue, Suite 150
Seattle, Washington 98121
(206) 448-0884

__________________________

PROXY STATEMENT
__________________________

INTRODUCTION

The Board of Directors of Sound Financial Bancorp, Inc. is using this proxy statement to solicit proxies from the holders of common stock of Sound Financial Bancorp, Inc. for use at our upcoming annual meeting of shareholders.  The annual meeting of shareholders will be held at 10:30 a.m., Pacific Time on Tuesday, May 29, 2018, at our executive office, located at 2400 3rd Avenue, Suite 150, Seattle, Washington.

At the meeting, shareholders will be asked to vote on five proposals, which are set forth in the accompanying Notice of Annual Meeting of Shareholders and are described in more detail below.  Shareholders also will consider any other matters that may properly come before the meeting, although the Board of Directors knows of no other business to be presented.  Sound Financial Bancorp, Inc. is referred to in this proxy statement from time to time as "Sound Financial Bancorp" or the "Company."  Certain of the information in this proxy statement relates to Sound Community Bank, a wholly owned subsidiary of the Company, which is referred to in this proxy statement from time to time as the "Bank."

By submitting your proxy, either by executing and returning the enclosed proxy card or by voting electronically via the Internet or by telephone, you authorize the Company's Board of Directors to represent you and vote your shares at the annual meeting in accordance with your instructions.  The Board of Directors also may vote your shares to adjourn the annual meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the annual meeting. This proxy statement and the accompanying materials are being mailed to shareholders on or about April 13, 2018.

Your vote is important.  You may vote your shares by Internet or telephone.  You also may vote by sending a completed proxy card by regular mail or by submitting a ballot in person at the Annual Meeting.  We encourage you to attend the Annual Meeting in person.  Whether or not you plan to attend the meeting, please read the proxy statement and vote your shares by Internet or telephone or by sending a completed proxy card by regular mail as promptly as possible.  This will ensure that your shares are represented at the meeting.

INFORMATION ABOUT THE ANNUAL MEETING
What is the purpose of the annual meeting?

At the annual meeting, shareholders will be asked to vote on the following proposals:
Proposal 1.	Election of three directors of Sound Financial Bancorp, each for a three year term.
Proposal 2.	Approval of the Sound Financial Bancorp, Inc. Amended and Restated 2013 Equity Incentive Plan.
Proposal 3.	Advisory (non-binding) vote on executive compensation.
Proposal 4.	Advisory (non-binding) vote on the frequency of the advisory vote on executive compensation.
Proposal 5.	Ratification of the appointment of Moss Adams, LLP as Sound Financial Bancorp's independent registered public accounting firm for the fiscal year ending December 31, 2018.
The shareholders also will transact any other business that may properly come before the annual meeting, although, as of the date of this proxy statement, the Board of Directors knows of no other business to be presented.  If any other proposal properly comes before the shareholders for a vote at the meeting, the proxy holders will vote your shares in accordance with their best judgment. Members of our management team will be present at the annual meeting to respond to appropriate questions from shareholders.
How does the Board of Directors recommend I vote on the proposals?

The Board of Directors recommends that you vote:
•	FOR the election of the three director nominees named in this proxy statement.
•	FOR approval of the Sound Financial Bancorp, Inc. Amended and Restated 2013 Equity Incentive Plan.
•	FOR the advisory vote on executive compensation.
•	FOR holding future advisory votes on executive compensation every year.
•	FOR ratification of the appointment of Moss Adams, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018.
Who can vote at the annual meeting?

The record date for the annual meeting is April 2, 2018.  Only shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the annual meeting.  The only class of stock entitled to be voted at the annual meeting is the common stock of the Company.  Each outstanding share of common stock is entitled to one vote for each matter before the annual meeting; provided, however, that pursuant to Section D of Article 5 of the Company's charter, no shareholder who beneficially owns more than ten percent of the shares of our common stock outstanding as of that date may vote shares in excess of this limit.  At the close of business on the record date there were 2,524,346 shares of common stock outstanding.
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your broker or nominee.  As the beneficial owner, you have the right to direct your broker or nominee how to vote.

Can I attend the annual meeting?
If you are a shareholder as of the close of business on April 2, 2018, you may attend the meeting.  However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting.  A recent brokerage statement or a letter from your bank or broker, are examples of proof of ownership.  If you want to vote your shares of Sound Financial Bancorp common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.
What are the quorum and vote requirements?
The annual meeting will be held only if there is a quorum.  A quorum exists if a majority of the outstanding shares of common stock entitled to vote, represented in person or by proxy, is present at the meeting.  If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting.  Broker non-votes also will be counted for purposes of determining the existence of a quorum.  A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.
Directors are elected by a plurality of the votes cast by Sound Financial Bancorp shareholders at the annual meeting.  Votes may be cast for or withheld from a nominee.  Votes that are withheld and broker non-votes have no effect on the election of the director nominees.
The Sound Financial Bancorp, Inc. Amended and Restated 2013 Equity Incentive Plan, the advisory vote on executive compensation and the ratification of the appointment of Moss Adams, LLP each requires the affirmative vote of a majority of the votes cast on the matter.  With respect to the advisory vote on the frequency of the advisory vote on executive compensation, the choice receiving the greatest number of votes – one year, two years or three years – will be the frequency that shareholders will be deemed to have approved.  Abstentions and broker non-votes will not be counted as votes cast on these matters.  Accordingly, abstentions and broker non-votes will have no effect on the Sound Financial Bancorp, Inc. Amended and Restated 2013 Equity Incentive Plan, the advisory vote on executive compensation, the advisory vote on the frequency of the advisory vote on executive compensation, or the ratification of the appointment of Moss Adams, LLP.
How can I obtain a paper copy of this proxy statement, the proxy card and the Annual Report to Shareholders?

You may request that a paper copy of these proxy materials be mailed to you free of charge at any time by:
•  calling 800-690-6903 (please provide your Shareholder Control Number, which was printed at the bottom of the April 13, 2018 Notice of Meeting and Availability of Proxy Materials); or
•  making your request online at http://www.proxyvote.com and inserting your Shareholder Control Number when prompted.
How do I vote?

You may vote by Internet.  To vote by Internet, have your Shareholder Control Number from the Notice of Meeting and Availability of Proxy Materials dated April 13, 2018, in hand; go to http://www.proxyvote.com; and follow the instructions for voting on-line.  The deadline for voting on the Internet is 11:59 p.m. Eastern Time on May 28, 2018.
You may vote by phone.  To vote by phone, have your Shareholder Control Number from the Notice of Meeting and Availability of Proxy Materials dated April 13, 2018, in hand; call the toll-free phone number 800-690-6903; and follow the instructions for voting.  The deadline for voting by phone is 11:59 p.m. Eastern Time on May 28, 2018.

You may vote by mail.  To vote by mail, request a paper copy of the proxy card and related materials, as noted in the response to the previous question.  Then properly complete and sign the proxy card and return it in the return envelope provided in a timely manner.  The mailed card must be received by the Company before the start of the annual meeting to be voted.
You may vote in person at the annual meeting.  If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the meeting.  However, if your shares are held in the name of your broker, bank or other nominee, you will need to obtain a proxy form from the named holder of your shares indicating that you were the beneficial owner of those shares on the record date for voting at the annual meeting.
Can I change my vote after I submit my proxy?

You may revoke your proxy at any time before the vote is taken at the annual meeting.  If you are a registered shareholder, you may revoke your proxy and change your vote at any time before the polls close at the meeting by:
•  signing another proxy with a later date;
•  voting by telephone or on the Internet -- your latest telephone or Internet vote will be counted;
•  giving written notice of the revocation of your proxy to the Secretary of Sound Financial Bancorp, Inc. prior to the annual meeting; or
•  voting in person at the annual meeting.  Attendance at the annual meeting will not in and of itself constitute revocation of your proxy.
If you have instructed a broker, bank or other nominee to vote your shares, you must follow directions received from your nominee to change those instructions.

What if I do not specify how my shares are to be voted?

If you submit an executed proxy by Internet, phone or mail but do not indicate any voting instructions, your shares will be voted:
•  FOR the election of the director nominees to the Company's Board of Directors.
•  FOR approval of the Sound Financial Bancorp, Inc. Amended and Restated 2013 Equity Incentive Plan.
•  FOR the advisory vote on executive compensation.
•  FOR holding a shareholder advisory vote on executive compensation every year.
•  FOR the ratification of the appointment of Moss Adams, LLP as the Company's independent registered public accounting firm.
What if my shares are held in "street name" by a broker?
If your shares are held in "street name" by a broker, your broker is required to vote those shares in accordance with your instructions.  If you do not give instructions to your broker, your broker nevertheless will be entitled to vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to any "non‑discretionary" items.  In the case of non-discretionary items, the shares will be treated as "broker non-votes." Whether an item is discretionary is determined by the exchange rules governing your broker.  You broker will forward information to you indicating how you can forward voting instructions and whether you can forward them by Internet, phone or mail.

What if my shares are held in Sound Financial Bancorp's employee stock ownership plan?
If you participate in the Sound Financial Bancorp Employee Stock Ownership Plan (the "ESOP") you will receive a voting instruction form that reflects all shares you may direct the trustees to vote on your behalf under the plan.  Under the terms of the ESOP, each participant instructs the trustee of the plan how to vote the shares of common stock allocated to his or her account.  If a participant properly executes the voting instruction card distributed by the trustee, the trustee will vote the participant's shares in accordance with the instructions.  Where properly executed voting instruction cards are returned to the trustee with no specific instruction as to how to vote at the annual meeting, the trustee will vote the shares "FOR" each of the proposal's set forth in this proxy statement.  For the shareholder advisory vote on the frequency of advisory votes on executive compensation, the trustee will vote the shares for a frequency of every "1 year".  If a participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock that is allocated to his or her ESOP account, the trustee will vote such shares "FOR" each of the proposal set forth in this proxy statement.  The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Sound Financial Bancorp common stock held by the ESOP in the same proportion as shares for which it has received timely voting instructions.
BENEFICIAL OWNERSHIP OF COMMON STOCK
The following table shows, as of April 2, 2018, the voting record date, the beneficial ownership of the Company's common stock by:
(1)	any persons or entities known by management to beneficially own more than 5% of the outstanding shares of Sound Financial Bancorp's common stock;
(2)	each director and director nominee of Sound Financial Bancorp;
(3)	each executive officer of Sound Financial Bancorp named in the 2017 Summary Compensation Table; and
(4)	all of the directors and executive officers of Sound Financial Bancorp as a group.
An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of Sound Financial Bancorp.  The address of each of the beneficial owners, except where otherwise indicated, is Sound Financial Bancorp's address.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC").  As of April 2, 2018, there were 2,524,346 shares of Sound Financial Bancorp common stock issued and outstanding.
Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Common Stock Outstanding

Stilwell Activist Fund, L.P., Stilwell Activist Investment, L.P., Stilwell Partners, L.P., Stilwell Value LLC and Joseph Stilwell (collectively, the "Stilwell Group") 111 Broadway, 12th Floor New York, NY 10006	239,683	(2)	9.5%
Sound Financial Bancorp, Inc. Employee Stock Ownership Plan	176,964		7.0%
Tyler K. Myers, Chairman of the Board	44,944	(3)	1.8%
David S. Haddad, Jr., Vice Chairman of the Board	23,780	(4)	*
Laura Lee Stewart, President, Chief Executive Officer, Interim Chief Financial Officer and Director/Director Nominee	99,045	(5)	3.9%
Robert F. Carney, Director	18,871	(6)	*
Kathleen B. Cook, Director	5,792	(7)	*

Debra Jones, Director/Director Nominee	27,350	(8)	1.1%
Rogelio Riojas, Director/Director Nominee	33,841	(9)	1.3%
James E. Sweeney, Director	22,435	(10)	*
Elliott L. Pierce, Executive Vice President/Chief Credit Officer	8,050	(11)	*
Christina J Gehrke, Executive Vice President/Chief Administrative Officer	5,738	(12)	*
Directors and executive officers of Sound Financial, Inc. as a group (11 persons)	289,846	(13)	11.1%

(1)	Except as otherwise noted in these footnotes, the nature of beneficial ownership for shares reported in this table is sole voting and investment power.
(2)	Based on Schedule 13D/A filed with the SEC on July 2, 2015 by the Stilwell Group, which reported shared voting and dispositive power over all of the Company shares reported above.
(3)
Includes 21,430 shares of common stock held in Mr. Myers' 401(k) account and 4,371 shares held in a partnership, in which he is a partner.  Also includes 1,000 shares in UTMA accounts for Mr. Myers' daughter, of which he is trustee.  In addition, includes options to acquire 7,305 shares over which Mr. Myers has no voting or dispositive power and 425 restricted shares over which Mr. Myers has sole voting power and no dispositive power.

(4)

Includes 13,113 shares of common stock held in an IRA account. Also includes options to acquire 8,928 shares over which Mr. Haddad has no voting or dispositive power and 425 restricted shares over which the individual has sole voting power and no dispositive power.

. (5)
Includes 18,034 shares in Ms. Stewart's 401(k) account and 9,877 shares allocated to Ms. Stewart in the ESOP.  In addition, includes options to acquire 28,948 shares over which Ms. Stewart has no voting or dispositive power and 343 restricted shares over which she has sole voting power and no dispositive power.

(6)	Includes options to acquire 7,630 shares over which Mr. Carney has no voting or dispositive power and 425 restricted shares over which he has sole voting power and no dispositive power.
(7)	Includes options to acquire 2,000 shares over which Ms. Cook has no voting or dispositive power and 364 restricted shares over which she has sole voting power and no dispositive power.
(8)	Includes options to acquire 5,682 shares over which Ms. Jones has no voting or dispositive power and 425 restricted shares over which she has sole voting power and no dispositive power.
(9)	Includes options to acquire 5,682 shares over which Mr. Riojas has no voting or dispositive power and 425 restricted shares over which he has sole voting power and no dispositive power.
(10)	Includes options to acquire 6,764 shares over which Mr. Sweeney has no voting or dispositive power and 425 restricted shares over which he has sole voting power and no dispositive power.
(11)
Includes 853 shares of common stock allocated to Mr. Pierce in the ESOP.  In addition, includes options to acquire 5,805 shares over which Mr. Pierce has no voting or dispositive power and 64 restricted shares over which he has sole voting power and no dispositive power.

(12)
Includes 853 shares of common stock allocated to Ms. Gehrke in the ESOP.  In addition, includes options to acquire 4,000 shares over which Ms. Gehrke has no voting or dispositive power and 64 restricted shares over which she has sole voting power and no dispositive power.

(13)
Includes shares held by current directors and executive officers directly, in retirement accounts, in a fiduciary capacity or by certain affiliated entities or members of the named individuals' families, with respect to which shares the named individuals and group may be deemed to have sole or shared voting and/or dispositive powers.  Also includes options to acquire 83,224 shares over which the individuals have no voting or dispositive power and 3,385 shares of restricted stock over which they have sole voting power and no dispositive power.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's common stock to report to the SEC their initial ownership of the Company's common stock and any subsequent changes in that ownership.  Specific due dates for these reports have been established by the SEC, and Sound Financial Bancorp is required to disclose in this proxy statement any late filings or failures to file.  To the Company's knowledge, based solely on a review of the copies of reports furnished to the Company and written representations relative to the filing of certain forms, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were met for transactions in our common stock during 2017.

PROPOSAL 1 — ELECTION OF DIRECTORS
Sound Financial Bancorp's Board of Directors is currently composed of eight members, each of whom is also a director of Sound Community Bank.  Pursuant to the Company's charter, the directors shall be divided into three classes, as nearly equal in number as reasonably possible, with approximately one-third of the directors are elected annually.
The following table sets forth certain information regarding the composition of Sound Financial Bancorp's Board of Directors, including each director's term of office.  The Sound Financial Bancorp Board of Directors, acting on the recommendation of the Nominating Committee, has recommended and approved the nomination of Laura Lee Stewart, Debra Jones and Rogelio Riojas to serve as directors for a term of three years to expire at the annual meeting of shareholders to be held in 2021.
It is intended that the proxies solicited on behalf of the Sound Financial Bancorp Board of Directors (other than proxies in which the authority to vote for a nominee is withheld) will be voted at the annual meeting "FOR" the election of Laura Lee Stewart, Debra Jones and Rogelio Riojas as directors.  If any director nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors, acting on the recommendations of the Nominating Committee, may recommend.  At this time, we know of no reason why any director nominee might be unable to serve if elected.  Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.  The Board of Directors unanimously recommends that you vote "FOR" the election of the nominees whose names appear below.
Name	Age(1)	Positions With Sound Financial	Director Since(2)	Term Expires
Director Nominees

Laura Lee Stewart	68	President, Chief Executive Officer, Interim Chief Financial Officer and Director	1990	2021(3)
Debra Jones	60	Director	2005	2021(3)
Rogelio Riojas	67	Director	2005	2021(3)

Continuing Directors

David S. Haddad, Jr.	71	Vice Chairman of the Board	1990	2020
Kathleen B. Cook	68	Director	2015	2020
Tyler K. Myers	55	Chairman of the Board	1993	2019
Robert F. Carney	70	Director	1984	2019
James E. Sweeney	68	Director	1986	2019
____________________
(1)  At December 31, 2017.
(2)  Includes years of service on the Board of Sound Community Bank (and its predecessor entity).
(3)  If elected at the annual meeting.

Business Experience and Qualifications of Directors and Director Nominees
The business experience of each director and director nominee of Sound Financial Bancorp for at least the past five years and the experience, qualifications, attributes, skills and areas of expertise of each director that supports his or her service as a director are set forth below.
Laura Lee Stewart.  Ms. Stewart is currently President, Chief Executive Officer and Interim Chief Financial Officer of Sound Community Bank and Sound Financial Bancorp.  Prior to joining Sound Community Bank as its President in 1989, when it was a credit union, Ms. Stewart was Senior Vice President/Retail Banking at Great Western Bank.  Ms. Stewart was selected as an inaugural member of the FDIC Community Bank Advisory Board and completed her term in 2011.  In 2011, Ms. Stewart was appointed to the inaugural Consumer Financial Protection Bureau board and completed her term in 2013.  She also served as Chair of the American Bankers Association's (ABA) Government Relations Council and is the past Chair of the Washington Bankers Association.  The American Banker magazine honored her as one of the top 25 Women to Watch in banking on three different occasions. In 2016, Ms. Stewart was recognized as a Women of Influence by the Puget Sound Business Journal. Ms. Stewart also is a member of the National Arthritis Foundation's board of directors as well as serving as the immediate Past Chair of the board of directors of Woodland Park Zoo.  Ms. Stewart was elected Vice Chair of the ABA in 2017 and the Seattle Branch Federal Reserve Board of San Francisco's Seattle Branch Board of Directors in 2018. Her many years of service in all areas of the financial institution operations and  duties as President and Chief Executive Officer of Sound Financial Bancorp and Sound Community Bank bring a special knowledge of the financial, economic and regulatory challenges we face and she is well suited to educating the Board on these matters.
                 Debra Jones.  Ms. Jones recently retired as the Vice President of Administrative Services at Bellingham Technical College, where she was responsible for cash management, financial affairs, physical plant administration and strategic planning.  Prior to joining the college in August 2005, she served from September 2004 to May 2005 as Manager of Budget and Cash Management of Brown & Cole Stores, a retail grocer, and from 1998 to 2004 as Vice President of Administrative and Financial Services at Brown & Cole Stores.  She is a certified public accountant and has served in chief financial officer positions for over 25 years, with responsibility for financial management, risk management and business administration.  Her experience and expertise in the areas of accounting, finance and human resources are all valuable skills which she brings to our Board of Directors and as our "audit committee financial expert."
Rogelio Riojas.  Mr. Riojas is the Chief Executive Officer of Sea Mar Community Health Centers, a health care and social services organization serving low-income and underserved populations in Seattle and several counties in Washington.  He has served in this position for over 30 years. Mr. Riojas has extensive management and administrative skills and experience in the heavily regulated health industry, especially in our local community.  He also has experience in compensation, personnel management and human resource matters, which are valuable skills he brings to our Board of Directors.
David S. Haddad, Jr.  Mr. Haddad is Vice Chairman of the Boards of Directors of Sound Financial Bancorp and Sound Community Bank.  Prior to his retirement, Mr. Haddad was an Operations Manager at Cutter and Buck, a golf apparel company from 1999 until 2003; a Senior Manager of Operations at Progressive International, a housewares wholesaler from 1995 until 1999; and a warehouse manager for Associated Grocers from 1982 until 1995.  During Mr. Haddad's years of service at the senior management level of these companies, his responsibilities included budgeting, personnel management, contract negotiations and control of capital expenditures.  During his retirement, Mr. Haddad worked part time from 2004 until 2009 as a Customer Service Supervisor with Alaska Airlines.  Mr. Haddad's 22 years of service as a director of Sound Community Bank (including its predecessor credit union organization) provide him with a strong knowledge and understanding of the institution's business and history.  Mr. Haddad's years of service at the senior management level of various companies and as a Customer Service Supervisor for Alaska Airlines has provided him with strong leadership, interpersonal, management and administrative skills.
Kathleen B. Cook.  Ms. Cook, retired since 1998, lives on the North Olympic Peninsula in the proximity of the Bank's Clallam and Jefferson County branches.  During her professional career, Ms. Cook worked as Attorney Examiner and Staff Counsel to the Superintendent of Banks in Ohio for two years; as Senior Attorney and Vice President of regulatory Compliance for Bank One Corporation for ten years and most recently as Vice President for Regulatory Compliance at Fannie Mae from 1992 to 1998.  Currently Ms. Cook is active in conservation activities with the North Olympic Land Trust and the Jefferson County Land Trust. Ms. Cook's more than 20 years of experience in the financial services industry and specifically in the areas of bank regulation, examination, compliance and oversight add a critical skill set to our Board of Directors and strengthens our strategic risk management oversight.
Tyler K. Myers.  Mr. Myers is the Chairman of the Boards of Directors of Sound Financial Bancorp and Sound Community Bank, and currently is the President and General Partner of The Myers Group, a conglomerate of retail businesses that are focused primarily in the retail grocery, hardware and fuel industries.  Mr. Myers is responsible for overseeing the success and profitability of all Myers group business and real estate operations.  Mr. Myers has been with The Myers Group since 1978.  Mr. Myers' years of work with and running the Myers Group has provided him with strong leadership, management, financial and administrative skills, which together with his participation in the local community, brings valuable knowledge and skills to our organization.  In addition, his participation in our local business community for over 25 years brings knowledge of the local economy and business opportunities for Sound Community Bank.

Robert F. Carney.  Mr. Carney is retired and previously served as the Director of Meat and Seafood Merchandising for Scolaris Food & Drug Company in Reno, Nevada, a position he had held since February 2008.  Prior to February 2008, he was Director of Meat and Seafood Merchandising for Brown & Cole Stores in Bellingham, Washington for six years.  Mr. Carney has over 20 years of experience in management positions in the food industry, including 12 years of budgeting and profit generating responsibilities.  He has an MBA from the University of Southern California and an undergraduate degree in economics and business.  Mr. Carney has attended seminars on the credit union and banking business over the years and has 27 years of experience on our Board, beginning when Sound Community Bank was a $25 million credit union.  Mr. Carney's years of management experience, together with his educational training, has provided him with extensive experience in the areas of business operations, budgeting and financial management, which knowledge is valuable to our organization.
James E. Sweeney.  Mr. Sweeney is retired and previously served as a Vice-President of Vitamin Shoppe, Inc., a national health and wellness retailer based in North Bergan, New Jersey. Mr. Sweeney previously served as President and Chief Executive Officer of Super Supplements, Inc., a Pacific Northwest retail chain specializing in vitamins, health supplements and nutrition with stores in Washington and Idaho, from June 2007 until its acquisition by Vitamin Shoppe in March 2013.  Prior to his employment with Super Supplements, Mr. Sweeney was Managing Partner of Corporate Strategies and Development, LLC, a management consulting firm serving businesses in the Puget Sound area.  He brings general business, financial and risk management skills to Sound Community Bank and has experience guiding business entities during difficult business and economic cycles.  His participation in our local business community for over 40 years brings knowledge of the local economy and business opportunities for Sound Community Bank.
Director Compensation
Directors of Sound Community Bank (excluding Laura Lee Stewart, the President and Chief Executive Officer of Sound Community Bank, who receives no separate compensation for her service as a director) receive compensation for their service on the Board of Directors of Sound Community Bank.  They receive no separate compensation for their service on the Board of Directors of Sound Financial Bancorp.  During 2017, our directors received an annual retainer fee of $17,710, plus $1,510 for each monthly board meeting attended.  In addition, Ms. Cook received stock option and restricted stock awards during 2017.  The directors are not paid additional fees for service on various board committees or special meetings.
The following table provides compensation paid to, or earned by, each non-employee member of the Board of Directors during the year ended December 31, 2017.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)		Option Awards ($)(2)		All other compensation ($)(3)	Total ($)

Tyler K. Myers	$34,320	$	---	$	---	$257	$34,577
David S. Haddad, Jr.	34,320		---		---	257	34,577
Robert F. Carney	34,320		---		---	257	34,577
Kathleen B. Cook	34,320		5,407		19,860	544	60,131
Debra Jones	34,320		---		---	257	34,577
Rogelio Riojas	34,320		---		---	257	34,577
James E. Sweeney	34,320		---		---	257	34,577

(1)
On January 27, 2017, Ms. Cook was awarded 192 shares of Company common stock, of which 64 shares vested immediately with the remaining 128 shares vesting in two equal annual installments on January 27, 2018 and 2019.  Amount reported represent the aggregate grant date fair value of the January 2017 restricted stock award to Ms. Cook computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation— Stock Compensation ("FASB ASC Topic 718").  The grant date fair value amount is based on the per share closing price of the Company's common stock on the date the award was made of $28.16.  As of December 31, 2017, Ms. Cook held 428 shares and each of the other directors named in the table held -----907 shares of restricted common stock which is subject to future vesting.

(2)
On January 27, 2017, Ms. Cook was awarded an option to purchase 3,000 shares of Company common stock at an exercise price equal to the fair market value of the Company's common stock on the grant date, of which options to purchase 1,000 shares vested immediately with the remaining 2,000 option shares vesting in two equal annual installments on January 27, 2018 and 2019.  The amounts reported represent the aggregate grant date fair value of the 2017 stock option award to Ms. Cook computed in accordance with FASB ASC Topic 718.  The assumptions used in calculating these amounts are included in Note 13 to the Consolidated Financial Statements contained in the Company's 2017 Annual Report on Form 10-K filed with the SEC on March 27, 2018.  As of December 31, 2017, total shares underlying stock options held by the directors were as follows: Myers – 8,510; Haddad – 10,133; Carney – 10,133; Cook – 3,500; Jones – 6,887; Riojas – 10,133; and Sweeney - 7,969.

(3)	Dividends paid to the directors during 2017 on their restricted shares of Company common stock.
With respect to the restricted stock discussed in the footnotes above, vesting accelerates in the event of the director's death or disability or a change in control of Sound Financial Bancorp or Sound Community Bank.  In the event of a termination of service, all non-vested awards would be canceled and the exercise period on the remaining unexercised, vested option awards would be reduced to three months.
Directors are provided or reimbursed for travel and lodging and other customary out-of-pocket expenses incurred in attending out-of-town board and committee meetings, industry conferences and continuing education seminars up to $3,500 per year, per director.   Any incremental spousal costs in connection with those meetings, conferences and seminars are paid for by the directors personally.  Sound Community Bank also pays the premiums on directors' and officers' liability insurance.
BOARD OF DIRECTORS' MEETINGS AND COMMITTEES
 AND CORPORATE GOVERNANCE MATTERS
Director Independence
The Board applies the independence standard in the Nasdaq listing standards to its directors.  The Board has determined that seven of our eight directors, Directors Myers, Haddad, Carney, Cook, Jones, Riojas and Sweeney, are "independent directors" as that term is defined in the Nasdaq listing standards.  The Board of Directors has made a subjective determination as to each independent director that no relationships exist that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director.  In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director's business and personal activities as they may relate to the Company and its management.
Corporate Governance
Board Leadership Structure.  The Board has placed the responsibilities of Chairman with an independent non-executive member of the Board which we believe provides better accountability between the Board and our management team.  We believe it is beneficial to have an independent Chairman whose sole responsibility to us is leading our Board members as they provide leadership to our executive team.  Our Chairman is responsible for providing leadership to the Board and facilitating communication among the directors; setting the Board meeting agendas in consultation with the President and Chief Executive Officer ("CEO"); and presiding at Board meetings and executive sessions.  This delineation of duties allows the President and CEO to focus her attention on managing the day-to-day business of Sound Community Bank.  We believe this structure provides strong leadership for our Board, while positioning our President and CEO as the leader of the company in the eyes of our customers, employees and other stakeholders.
Board Role in Risk Oversight.  The Board of Directors is responsible for consideration and oversight of risks facing Sound Financial Bancorp, and is responsible for ensuring that material risks are identified and managed appropriately.  The Audit Committee meets quarterly, or more frequently as needed, with management in order to review our major financial risk exposures and the steps management is taking to monitor and control such exposures.  Directors also serve on various committees that focus on major areas of risk in Sound Financial Bancorp and Sound Community Bank that include but are not limited to loans and compensation. Directors discuss risk and risk mitigation strategies with management within these committees.  All risk oversight discussions are included in committee reports to the full Board of Directors.

Board Meetings and Committees.  Meetings of Sound Financial Bancorp's Board of Directors are generally held on a quarterly basis.  The membership of Sound Community Bank's Board of Directors is identical to Sound Financial Bancorp's Board of Directors.  Meetings of Sound Community Bank's Board of Directors are generally held on a monthly basis.  For the fiscal year ended December 31, 2017, the Board of Directors of Sound Financial Bancorp held four regular meetings and no special meetings, and the Board of Directors of Sound Community Bank held 11 regular meetings and no special meetings. During fiscal year 2017, no incumbent director attended fewer than 75% in the aggregate of the total number of meetings of each Board and the total number of meetings held by the committees of each Board on which committees he or she served.
The Board of Directors of Sound Financial Bancorp has standing Compensation, Audit and Nominating committees.  Information regarding the functions of the Board's committees, their present membership and the number of meetings held by each committee for the year ended December 31, 2017, is set forth below:
Compensation Committee.  The Compensation Committee operates under a formal written charter adopted by the Board of Directors.  The Compensation Committee is responsible for: (i) determining and evaluating the compensation of the Chief Executive Officer and other executive officers; (ii) reviewing and monitoring existing compensation plans, policies and programs and recommending changes to the goals and objectives of these plans, policies and programs to the entire Board; and (iii) reviewing and recommending new compensation plans, policies and programs.  The Compensation Committee also recommends to the Board of Directors any changes in the compensation structure for non-employee directors.  The Compensation Committee does not designate its authority to any one of its members or any other person, however, Ms. Stewart does make recommendations to the Compensation Committee for all compensation, except her own.
The Compensation Committee is comprised of Directors Sweeney (chair), Cook, Jones and Myers, each of whom is "independent" as that term is defined for compensation committee members in the Nasdaq Marketplace Rules (the "Nasdaq Rules"). The Compensation Committee is scheduled to meet at least once a year and on an as-needed basis.  The Compensation Committee met five times during 2017.
Audit Committee.  The Audit Committee operates under a formal written charter adopted by the Board of Directors.  The Audit Committee is appointed by the Board of Directors to provide assistance to the Board in fulfilling its oversight responsibility relating to the integrity of our consolidated financial statements and the financial reporting processes, the systems of internal accounting and financial controls, compliance with legal and regulatory requirements, the annual independent audit of our consolidated financial statements, the independent auditors qualifications and independence, the performance of our internal audit function and independent auditors and any other areas of potential financial risk to Sound Financial Bancorp specified by its Board of Directors.  The Audit Committee also is responsible for the appointment, retention and oversight of our independent auditors, including pre-approval of all audit and non-audit services to be performed by the independent auditors.
The current members of the Audit Committee are Directors Jones (chair), Riojas, Haddad, Carney and Cook. All members of the Audit Committee, in addition to being independent as defined under Rule 4200 (a)(15) of the Nasdaq Rules, (i) meet the criteria for independence set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934 and (ii) are able to read and understand fundamental financial statements, including our balance sheet, income statement, and cash flow statement.  Additionally, Debra Jones has had past employment experience in finance or accounting and/or requisite professional certification in accounting that results in her financial sophistication.  The Board of Directors has determined that Ms. Jones meets the requirements adopted by the SEC for qualification as an "audit committee financial expert."  During 2017, the Audit Committee held six meetings.
Nominating Committee.  Our Nominating Committee is comprised of Directors Carney (chair), Sweeney and Myers, each of whom is "independent" as that term is defined for compensation committee members in the Nasdaq Rules. The Nominating Committee is scheduled to meet at least once a year and on an as-needed basis.  The Nominating Committee met one time during 2017. The Nominating Committee operates under a formal written charter adopted by the Board of Directors.  The Nominating Committee is responsible for identifying and recommending director candidates to serve on the Board of Directors.  Final approval of director nominees is determined by the full Board, based on the recommendations of the Nominating Committee.  The nominees for election at the meeting identified in this document were recommended to the Board by the Nominating Committee.  The Nominating Committee has the following responsibilities under its charter:

(i)	recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;
(ii)
recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the charter and bylaws relating to the nomination or appointment of directors, based on the following criteria: (i) business experience, education, integrity, reputation, independence, conflicts of interest, diversity, and age; (ii) number of other directorships and commitments (including charitable obligations); (iii) tenure on the Board; (iv) attendance at Board and committee meetings: (v) stock ownership; (vi) specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy); (vii) residency and a commitment to the Company's communities and shared values; and (viii) overall experience in the context of the needs of the Board as a whole.  As a general rule, it is the desire of the Board of Directors that directors shall live and/or work in the communities served by the Company's subsidiary bank;

(iii)	consider and evaluate nominations from shareholders using the same criteria as all other nominations;
(iv)	annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary; and
(v)	perform any other duties or responsibilities expressly delegated to the Nominating Committee by the Board.
Pursuant to the Company's bylaws, no person 75 years of age or older is eligible for election, re-election, appointment or re-appointment to the Company's Board of Directors.  No director who has attained the age of 75 shall continue to serve as a director beyond the annual meeting of shareholders at which his or her term as a director expires.
Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any stockholder entitled to vote for the election of directors who complies with the notice procedures.  Pursuant to the Company's bylaws, nominations for directors by shareholders must be made in writing and received by the Secretary of the Company at the Company's principal executive offices no earlier than 120 days prior to the meeting date and no later than 90 days prior to the meeting date.  If, however, less than 100 days' notice or public announcement of the date of the meeting is given or made to shareholders, nominations must be received by the Company not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or otherwise transmitted or the day on which public announcement of the date of the meeting was first made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company's bylaws.
           This description is a summary of our nominating process.  Any shareholder wishing to propose a director candidate to the Company should review and must comply in full with the procedures set forth in the Company's charter and bylaws.

Stock Ownership Guidelines. The Board of Directors believes the alignment of directors' interests with those of shareholders is strengthened when Board members are also shareholders. Under the Company's stock ownership guidelines, adopted by the Company's Board of Directors in June 2014, outside (non-employee) directors of the Company or its wholly-owned operating subsidiary, Sound Community Bank, are expected to own Sound Financial Bancorp common stock equal in value to at least $50,000 within two years of joining the Board (of which $10,000 should be owned within the first year of joining the Board).  Share ownership for purposes of calculating compliance with these ownership guidelines do not include a director's unexercised stock options or any shares of Company common stock that are pledged or otherwise encumbered.  As of the date of this proxy statement, all of our current non-employee directors meet the stock ownership threshold.

Communications with Directors.  Any shareholder desiring to communicate with the Board of Directors, or one or more specific members thereof, should communicate in writing addressed to Tyler K. Myers, Chairman of the Board of the Company, 2400 3rd Avenue, Suite 150, Seattle, Washington, 98121.
Attendance Policy at Annual Meetings.  Although we do not have a formal policy regarding director attendance at annual shareholder meetings, directors are expected to attend these meetings.  All directors were in attendance at last year's annual shareholder meeting.

Committee Charters.  The charters of the Audit, Compensation and Nominating Committees are posted on our website at www.soundcb.com under "Investor Relations – Governance Documents."
Code of Ethics.  We have adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, and person performing similar functions, and to all of our other employees and our directors.  You may obtain a copy of the code of ethics free of charge by writing to the Corporate Secretary of Sound Financial Bancorp, 2400 3rd Avenue, Suite 150, Seattle, Washington, 98121 or by calling (206) 448-0884.  In addition, the code of ethics is available on our website at www.soundcb.com under "Investor Relations – Governance Documents."

TRANSACTIONS WITH CERTAIN RELATED PERSONS

In the ordinary course of our business, we have engaged and expect to continue engaging through the Bank in ordinary banking transactions with our directors, executive officers, their immediate family members and companies in which they may have a 5% or more beneficial ownership interest, including loans to such persons. Except for the loans discussed below, there were no transactions of this nature, the amount of which exceeded $120,000 during 2017 or 2016.

Our directors, officers and employees are eligible for any type of credit offered by Sound Community Bank.  Federal regulations permit executive officers and directors to participate in loan programs that are available to other employees, as long as the director or executive officer is not given preferential treatment compared to other participating employees.  In accordance with banking regulations, such loans to directors are made on substantially the same terms as those available to Sound Community Bank's employees.  Such loans provide for a discount as to interest rate, consistent with the requirements of the Federal Reserve Board's Regulation O.  When the director or executive officer leaves Sound Community Bank, these preferential rates return to market rates and terms in effect at the time of origination.  Except as set forth above, loans to directors and executive officers are made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as prevailing at the time for comparable loans with persons not related to Sound Community Bank, and do not involve more than the normal risk of collectability or present other unfavorable features.  Loans to current directors and executive officers and their related persons totaled approximately $4.0 million at December 31, 2017, and were performing in accordance with their terms at that date.
Set forth below is information regarding loans made with preferential interest rates, as compared to interest rates prevailing at the time of origination for comparable loans with persons not related to Sound Community Bank, to directors and executive officers during each of the last two fiscal years who had aggregate indebtedness to Sound Community Bank that exceeded $120,000.
Name	Nature of Transaction	Interest Rate	Largest Principal Balance 01/01/17 to 12/31/17	Principal Balance at 12/31/2017	Principal Paid 01/01/17 to 12/31/17	Interest Paid 01/01/17 to 12/31/17
Tyler Myers	Mortgage Loan	1.63%	$443,246	$424,609	$18,637	$7,064
Tyler Myers	Mortgage Loan	6.00%	99,700	92,167	12,833	6,065
David Haddad	Mortgage Loan	1.63%	398,590	388,353	10,237	6,526
Robert Carney	Mortgage Loan	4.08%	228,594	122,677	105,917	6,178
Robert Carney	Mortgage Loan	7.00%	15,200	15,200	-	82
Robert Carney	Mortgage Loan	5.00%	12,560	-	12,560	228
Debra Jones	Mortgage Loan	1.63%	506,757	488,274	18,483	8,098
Debra Jones	Mortgage Loan	6.00%	19,389	18,123	1,266	1,134
Laura Lee Stewart	Mortgage Loan	4.75%	660,000	660,000	-	18,642
Laura Lee Stewart	Mortgage Loan	5.00%	61,164	-	61,164	1,466
James E. Sweeney	Mortgage Loan	1.63%	377,023	360,372	16,651	6,003
James E. Sweeney	Mortgage Loan	5.00%	10,014	10,024	3,725	425

Name	Nature of Transaction	Interest Rate	Largest Principal Balance 01/01/16 to 12/31/16	Principal Balance at 12/31/2016	Principal Paid 01/01/16 to 12/31/16	Interest Paid 01/01/16 to 12/31/16
Tyler Myers	Mortgage Loan	1.63%	$461,584	$443,246	$18,338	$7,365
David Haddad	Mortgage Loan	1.63%	408,500	398,590	9,910	7,070
Robert Carney	Mortgage Loan	3.25%	235,881	228,594	7,287	681
Robert Carney	Mortgage Loan	5.00%	14,380	13,392	988	8,395
Debra Jones	Mortgage Loan	1.63%	524,941	506,757	18,184	546
Debra Jones	Mortgage Loan	6.00%	19,985	19,389	596	3,618
James E. Sweeney	Mortgage Loan	1.63%	393,407	377,023	16,384	6,271
James E. Sweeney	Mortgage Loan	5.00%	13,351	10,024	3,327	548

EXECUTIVE COMPENSATION

The following table summarizes the compensation paid to, or earned by, our President and Chief Executive Officer, and our two next highest compensated executive officers who were serving at the end of fiscal year ended December 31, 2017 for services rendered in all capacities during the years ended December 31, 2017 and 2016.  We use the term "named executive officers" in this document to refer to the persons listed in this table.
Summary Compensation Table
Name and Principal Position	Fiscal Year	Salary	Bonus(2)	Stock Awards(3)	Option Awards(4)	Non-Equity Incentive Plan Compensation(5)	All Other Compensation(6)	Total

Laura Lee Stewart	2017	$382,064	---	---	---	$128,293	$99,490	$609,847
President, Chief Executive	2016	369,370	---	---	---	135,824	49,500	552,694
Officer and Director

Elliott L. Pierce	2017	$239,100	$1,802	$3,603	$39,720	$66,237	$86,660	$437,122
Executive Vice President,	2016	229,900	8,924	17,848	26,085	70,124	25,797	378,678
Chief Credit Officer

Christina J. Gehrke(1)	2017	$225,620	$1,802	$3,603	$39,720	$62,503	$85,762	$419,010
Executive Vice President
and Chief Administrative
Officer

(1)	Ms. Gehrke became a named executive officer in 2017.
(2)
Represents the grant date fair value under FASB ASC Topic 718, (i) for 2017, of 64 shares of Company common stock, with a grant date fair value of $28.15 per share, granted to each of Mr. Pierce and Ms. Gehrke and (ii) for 2016, of 400 shares of Company common stock, with a grant date fair value of $22.31 per share, granted to Mr. Pierce.

(3)
Represents the grant date fair value under FASB ASC Topic 718, (i) for 2017, of 128 shares of Company common stock, with a grant date fair value of $28.15 per share, granted to each of Mr. Pierce and Ms. Gehrke and (ii) for 2016, of 800 shares of Company common stock, with a grant date fair value of $22.31 per share, granted to Mr. Pierce.

(4)
Reflects the value of stock options to purchase, (i) for 2017, 6,000 shares of Company common stock granted to each of Mr. Pierce and Ms. Gehrke and (ii) for 2016, 4,513 shares of Company common stock granted to Mr. Pierce. The amounts in this column are calculated using the grant date fair values of the awards under FASB ASC Topic 718, based on the fair value of the stock option awards, as estimated using the Black-Scholes option-pricing model. The assumptions used in the calculation of these amounts are included in Note 13 of the Notes to Consolidated Financial Statements contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC.

(5)	For additional information, see "- Annual Bonus Plan" below.
(6)	The amounts represented for the year ended December 31, 2017, consist of the following (no executive officer received personal benefits or perquisites exceeding $10,000 in the aggregate):

Description	Stewart	Pierce	Gehrke
401(k) matching contribution	$9,847	$7,323	$7,863
Non-qualified deferred compensation plan matching contribution(a)	3,172	697	---
Non-qualified deferred compensation plan discretionary contribution(b)	25,000	25,000	25,000
Payment for executive medical benefits	8,808	19,125	23,128
Payment for unused vacation not eligible for rollover	14,412	4,598	---
Life insurance premiums(c)	652	581	552
Employee stock ownership plan allocation	29,019	29,019	29,019
Dividends on restricted stock	1,580	317	200
Matching charitable contribution(d)	7,000	---	---
Total	$99,490	$86,660	$85,762

__________________
(a)	For additional information, see "- Non-qualified Deferred Compensation Plan" below.
(b)
Non-qualified supplemental retirement contributions made by the Bank on behalf of the executive under the Bank's non-qualified deferred compensation plan, which is subject to a three-year vesting requirement. For additional information, see "- Non-qualified Deferred Compensation Plan" below.

(c)	Reflects life insurance premiums paid in 2017 by us on behalf of the officers.
(d)
We annually match up to $7,000 in charitable contributions made by Ms. Stewart to charities of her choice that are tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

Outstanding Equity Awards at December 31, 2017
The following table sets forth information for each named executive officer concerning stock options and restricted stock held at December 31, 2017.
	Options Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options			Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(9)
	Exercisable	Unexercisable

Laura Lee Stewart	2,623	---		$8.49	02/28/2022	2,634	(6)	$89,609
	13,737	9,158	(1)	16.80	01/23/2024
	12,543	---		18.36	01/28/2025
	3,402	5,100	(2)	18.36	01/28/2025

Elliott L. Pierce	903	3,610	(3)	$22.31	01/29/2026	528	(7)	$17,963
	2,000	4,000	(4)	28.34	01/27/2027

Christina J. Gehrke	320	160	(5)	$22.31	01/29/2026	199	(8)	$6,770
	2,000	4,000	(4)	28.34	01/27/2027

_________________
(1)	Vests in two equal annual installments on January 23, 2018 and 2019.
(2)	Vests in three equal annual installments on January 28, 2018, 2019 and 2020.
(3)	Vests in four equal annual installments on January 29, 2018, 2019, 2020 and 2021.
(4)	Vests in two equal annual installments on January 27, 2018 and 2019.
(5)	Vests on January 29, 2018.
(6)	Consists of 513 shares that vest in thee equal installments on January 28, 2018 through January 28, 2020 and 2,121 shares that vest on January 23, 2018.
(7)	Consists of 400 shares that vest on January 29, 2018 and 128 shares that vest in two equal annual installments on January 27, 2018 and 2019.
(8)	Consists of 71 shares that vest on January 29, 2018 and 128 shares that vest in two equal annual installments on January 27, 2018 and 2019.
(9)	Value is based on the $34.02 closing price of a share of Sound Financial Bancorp common stock on December 29, 2017 (the last trading day of the year).

          Employment Agreements.  On August 30, 2016, Sound Financial and Sound Community Bank (collectively, the "Employers"), entered into an amended and restated employment agreement (the "Amended Agreement") with Ms. Stewart, President and Chief Executive Officer of the Employers.  The Amended Agreement amends the employment agreement originally entered into with Ms. Stewart on January 1, 2007, as amended, which was scheduled to expire on December 31, 2016.

The Amended Agreement, which became effective as of August 30, 2016, has an initial term expiring on December 31, 2018.  Beginning on January 1, 2019 and on each January 1st thereafter, the term of the Amended Agreement will be extended for a period of one additional year, unless either the Employers give notice to Ms. Stewart or Ms. Stewart gives notice to the Employers in writing at least 60 days prior to such date that the term of the Amended Agreement will not be extended further.   If any party gives timely notice that the term will not be extended as of any such January 1st, then the Amended Agreement will terminate at the conclusion of its remaining term.

The amount of her annual salary is reviewed by the Compensation Committee each year.  The Amended Agreement provides for: no salary reductions; participation in bonus plans, retirement plans, group insurance and other benefits provided to full time Bank employees generally and in which executive officers participate; and reimbursement of expenses incurred by Ms. Stewart in performing services for the Employers.

Under the Amended Agreement, if Ms. Stewart's employment is terminated for any reason other than cause, death, retirement, or disability, or if she resigns following certain events such as relocation or demotion, she will be entitled to receive for the remaining term of the Amended Agreement: (i) her salary and (ii) at no premium cost to Ms. Stewart, the same group health benefits and other group insurance and group retirement benefits as Ms. Stewart would have received had she continued to be employed by the Employers, to the extent that the Employers can do so under the terms of applicable plans as are maintained by the Employers for the benefit of their executive officers from time to time.  All of the foregoing payments are subject to cut-back to the extent the payments are deemed "parachute payments" under Section 280G of the Internal Revenue Code, as amended (the "IRC").

Annual Bonus Plan.  Our named executive officers participate in an annual incentive bonus plan ("Annual Bonus Plan"), which provides for annual cash bonuses to designated senior managers, including all the named executive officers, upon the achievement of performance goals established by the Board of Directors based on the recommendation of the Compensation Committee.  Under the Annual Bonus Plan, prior to the earnings override adjustment discussed below, Ms. Stewart, Mr. Pierce and Ms. Gehrke were entitled to receive a bonus in 2017 of up to 40%, 33% and 33%, respectively, of their base salary, depending on how actual performance compares with the pre-established quantitative and qualitative corporate performance goals.  These bonus percentages, to the extent bonuses are earned, are subject to upward or downward adjustment by up to 50%, based on the percentage that actual net income is above or below the targeted net income as set by the Board of Directors ("Earnings Override Adjustment").  The Earnings Override Adjustment for 2017 resulted in a 6.4% reduction in the bonus percentages earned.
The participants' bonuses are based 50% on meeting quantitative goals and 50% on meeting qualitative goals. The quantitative goals are based on overall corporate performance and include performance factors relating to asset size, capital level, delinquency ratio, return on assets and equity, levels of non-interest income and non-interest expense, net interest margin, charge-offs and the size of the loan portfolio.  The qualitative goals are non-financial corporate goals that require leadership of senior management and are ranked based on their relative importance to our operations.  The performance goals are the same for all participants.  Bonus amounts paid to individuals under the Annual Bonus Plan are subject to upward or downward adjustment by the Board of Directors in its discretion.
For the year ended December 31, 2017, Ms. Stewart, Mr. Pierce and Ms. Gehrke earned bonuses of 33.6%, 27.7% and 27.7% of base salary, respectively.
Supplemental Executive Retirement Plans.  The Company maintains two supplemental executive retirement plans for the benefit of Ms. Stewart, which are intended to be unfunded, non-contributory defined benefit plans maintained primarily to provide her with supplemental retirement income.  The first supplemental executive retirement plan ("SERP 1") was effective as of August 14, 2007.  The second supplemental executive retirement plan ("SERP 2") was effective as of December 30, 2011, at which time the benefits under SERP 1 were frozen.  At that time, the Company also entered into a Confidentiality, Non-Competition, and Non-Solicitation Agreement with Ms. Stewart, which is discussed below.
  Under the terms of SERP 1, as amended, Ms. Stewart is entitled to receive $53,320 per year for life commencing on the first day of the month following her separation from service (as defined in SERP 1) for any reason from Sound Community Bank.  No payments will be made under SERP 1 in the event of Ms. Stewart's death and any payments that have commenced will cease upon death.  In the event Ms. Stewart is involuntarily terminated in connection with a change in control (as defined in SERP 1), she will be entitled to receive the annual benefit described in the second sentence of this paragraph commencing upon such termination, subject to any applicable cutback for payments after a change in control as required by Section 280G of the IRC.
Under the terms of SERP 2, as amended, upon Ms. Stewart's termination of employment with Sound Community Bank for any reason other than death, she will be entitled to receive additional retirement benefits of $78,030 per year for life commencing on the first day of the month following the later of age 70 or her separation from service (as defined in SERP 2) from Sound Community Bank.  In the event of Ms. Stewart's death, her beneficiary will be entitled to a single lump sum payment within 90 days thereafter in an amount equal to the account value as of the death benefit valuation date, or approximately $764,000 at December 31, 2017.  If a change in control occurs (as defined in SERP 2), Ms. Stewart will receive her full retirement benefit under SERP 2 for life commencing upon the first day of the month following her separation from service from Sound Community Bank.
Confidentiality, Non-Competition, and Non-Solicitation Agreement. Effective December 30, 2011, Sound Community Bank entered into a Confidentiality, Non-competition, and Non-solicitation Agreement (the "Non-compete Agreement") with Ms. Stewart.  The Non-compete Agreement, as amended, commences upon Ms.

Stewart's termination of employment with the Bank and expires upon the earlier of (a) 36 months from the date of Ms. Stewart's separation from service (as defined in the Non-compete Agreement") or (b) the date she begins receiving retirement benefits under the SERP 2, which time frame is referred to as the "Restricted Period."  In consideration of Ms. Stewart's non-competition and non-solicitation obligations under the Non-compete Agreement Ms. Stewart will be entitled to receive a bi-monthly payment, in an amount equal to $3,542, which amount shall be paid in equal bi-monthly payments during the Restricted Period beginning on the fifth day of the month following her separation from service with Sound Community Bank, except if her termination of employment occurs for good reason (as defined in the Non-compete Agreement).  In the event Ms. Stewart's employment terminates for good reason, she will be entitled to receive an amount equal to 150 percent of her then-base salary plus the average of her past three years short term bonus pay, or approximately $-----755,000 at December 31, 2017, payable in 12 monthly installments beginning on the first day of the month following her termination. If Ms. Stewart terminates her employment with the Bank for good reason within 24 months following a change in control (as defined in the Non-compete Agreement), Ms. Stewart will be entitled to receive the amount described in the preceding sentence, but payable in a lump sum.  Ms. Stewart's benefits under the Non-compete Agreement are forfeited if she breaches the terms of the agreement.  No payments will be made under the agreement if Ms. Stewart's employment ceases on account of her disability or death (and payments that have commenced will cease upon death), or if she is otherwise ineligible to work in the financial product or services industry.
Change in Control Agreement. Mr. Pierce and Ms. Gehrke have each entered into a change in control agreement with the Company and the Bank.  These agreements remain in effect until canceled by either party, upon at least 12 months prior written notice to the other party.

Under the terms of the change in control agreement, the executive is entitled to a change of control payment from the Company if he or she is involuntary terminated (as defined in the agreement) concurrently with or within 12 months following a change in control (as defined in the agreement).  In such an event the executive is entitled to receive a cash payment equal to two times his or her then current annual base salary.  The change in control agreements also provide that for a period ending at the earlier of (i) eighteen (18) months after the effective date of the executive's termination or (ii) the date of the executive's full time employment by another employer that provides substantially similar benefits, at no premium cost to the executive, the Company shall maintain the same group health benefits and other group insurance and group retirement benefits as the executive would have received had he continued to be employed by the Company and/or the Bank, to the extent that the Company and the Bank can do so under the terms of applicable plans as are maintained by the Company and the Bank for the benefit of its executive officers from time to time.  All of the above payments that would be made in connection with a change of control are subject to cut-back to the extent the payments are deemed "parachute payments" under Section 280G of the IRC.

Non-qualified Deferred Compensation Plan.  On November 29, 2016, the Bank adopted a nonqualified deferred compensation plan (the "NQDC Plan"), which was effective on January 1, 2017.  The purpose of the NQDC Plan is to provide a select group of management or highly-compensated employees of the Bank with an opportunity to defer the receipt of up to eighty percent (80%) of their annual base salary, bonus, performance-based compensation and any commission income and to assist the Bank in attracting, retaining and motivating employees of high caliber and experience. In addition to elective deferrals, the Bank may make discretionary and other contributions to be credited to the account of any or all participants, subject to the vesting requirements set forth in the NQDC Plan.  Discretionary contributions by the Bank become 100% vested upon the completion of three years of service from the participant's effective date of participation in the NQDC Plan, while other Bank contributions (including matching contributions) vest at the rate of 20% per year, beginning with the participant's two-year anniversary of his or her date of hire. For matching and discretionary contributions made by the Bank for 2017 to the accounts of Ms. Stewart, Mr. Pierce and Ms. Gehrke, see "- Summary Compensation table" and Note (6) thereto.

Each participant's deferred compensation account is credited with an investment return determined as if the account was invested in one or more investment funds.  Each participant elects the investment funds in which his or her account shall be deemed to be invested. Distributions of vested account balances are made upon death, disability, separation from service, or a specified in-service date unforeseeable emergency. Distributions shall be made in a single cash payment or, at the election of the participant, in annual installments for a period of up to ten (10) years in the case of a separation from service and in annual installments for a period of up to five (5) years in the case of an in-service distribution.

The obligations of the Bank under the NQDC Plan are general unsecured obligations of the Bank to pay deferred compensation in the future to eligible participants in accordance with the terms of the NQDC Plan from the general assets of the Bank, although the Bank may establish a trust to hold amounts which the Bank may use to satisfy NQDC Plan distributions from time to time.  Distributions from the NQDC Plan are governed by the Internal Revenue Code and the NQDC Plan. The Company may, at any time, in its sole discretion, terminate the NQDC Plan or amend or modify the NQDC Plan, in whole or in part, except that no such termination, amendment or modification shall have any retroactive effect to reduce any amounts deemed to be accrued and vested prior to such amendment.

Equity Incentive Plans. We maintain equity incentive plans that provide for the grant or award of stock options, stock appreciation rights, restricted stock and restricted stock units to our directors, advisory directors, officers and other employees.  The Compensation Committee administers the plans, determines employee eligibility, grants awards and sets the terms of awards.  Awards are discretionary and are based on an assessment of the participant's position, years of service, and contribution to our success and growth.  The exercise price of options awarded must be no less than the fair market value of a share of Sound Financial Bancorp's common stock on the date of grant.  Restricted stock awards and options granted pursuant to the Company's equity incentive plans generally (i) are subject to a vesting period and (ii) accelerate vesting in the event of the participant's death or disability or a change in control of Sound Financial Bancorp or Sound Community Bank.  In the event of a termination of service, other than in connection with death, disability or a change in control, all non-vested awards typically would be canceled.

PROPOSAL 2 – APPROVAL OF THE SOUND FINANCIAL BANCORP, INC.
 AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
We currently maintain the 2013 Equity Incentive Plan (which we refer to as the "2013 Plan") and the 2008 Equity Incentive Plan (which we refer to as the "2008 Plan", and together with the 2013 Plan, the "Plans"), both of which provide for awards to employees and directors of the Company and its subsidiaries of stock options, stock appreciation rights, restricted stock and restricted stock units.  The purpose of the Plans is to promote the long-term growth and profitability of the Company, to provide directors and employees with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide these individuals with incentives that are closely linked to the interests of the Company's shareholders.

Our stockholders have previously authorized a total of 375,251 shares of common stock for awards under the Plans.  As of April 2, 2018, 22,371 shares were subject to outstanding awards under the 2013 Plan and 3,614 shares remained available for future awards thereunder.  As of April 2, 2018, 6,453 shares were subject to outstanding awards under the 2008 Plan and 3,742 shares remained available for future awards thereunder.  The 2008 Plan will terminate in November 2018, after which no additional awards may be made under that plan.

On February 2, 2018, based upon the recommendation of the Compensation Committee, our Board of Directors approved the Amended and Restated 2013 Equity Incentive Plan (we refer to the 2013 Plan as proposed to be amended and restated as the "Amended 2013 Plan"), subject to approval by the stockholders at the 2018 Annual Meeting.  The Amended 2013 Plan provides for (1) an increase in the maximum number of shares of Company common stock that may be utilized for awards under the plan from 198,450 shares to 298,450 shares, (2) an increase in the maximum number of shares which may be issued under the plan upon the exercise of options (including incentive stock options) and stock appreciation rights from 141,750 shares to 181,750 shares, (3) an increase in the maximum number of shares which may be issued under the plan with respect to restricted stock awards from 56,700 shares to 116,700  shares, and (4) a revision to the definition of "Effective Date" in the plan to mean the date the shareholders approve the amendments to the Amended 2013 Plan.  The Committee and Board believe amending and restating the 2013 Plan at this time is needed to ensure that a sufficient number of shares will be available for future awards. Without the additional shares, we will be impaired in our ability to use stock-based long-term incentives to continue to grow and to attract, motivate and retain the most qualified officers, key employees and directors.

Approval of the Amended 2013 Plan will increase the number of shares authorized by the shareholders for issuance thereunder by 100,000 shares.  The 100,000 shares represent approximately 4.0% of the shares of our common stock outstanding as of April 2, 2018.  The fair market value of these 100,000 shares based on the closing sale price of the Company's common stock on the NASDAQ Stock Market on April 2, 2018, was approximately $3.7 million.

Plan Highlights

    The Amended 2013 Plan enables us to maintain sound corporate governance practices in granting equity-based awards to employees and directors that the Company believes are consistent with the interests of shareholders, including:

●
Limit on Shares Authorized: As it is proposed, the Amended 2013 Plan would increase by 100,000 the number of shares which may be issued under the 2013 Plan.  The additional 100,000 shares, coupled with the previously-authorized 28,824 shares subject to outstanding awards (28,290 shares subject to stock options and 534 subject to restricted stock awards) and 7,356 shares remaining available for issuance at April 2, 2018, represents 136,180 shares, or approximately 5.4% of the Company's issued and outstanding common shares as of April 2, 2018.

●
Limit on Shares Issued for Full Value Awards: The Amended 2013 Plan limits the number of shares which may be issued as (i) stock appreciation rights and stock options and (ii) as restricted stock awards.  Under the Amended 2013 Plan, of the 100,000 additional shares, no more than 40,000 shares may be issued upon exercise of stock options and stock appreciation rights, and no more than 60,000 shares may be issued upon award or vesting of restricted stock awards.

●
No Liberal Share Recycling Provisions: The Amended 2013 Plan provides that the following shares will not be added back (recycled) to the aggregate Amended 2013 Plan limit: (1) shares tendered in payment of the option exercise price; and (2) shares withheld by the Company to satisfy the tax withholding obligation.  The Amended 2013 Plan expressly provides that to the extent that shares are delivered pursuant to the exercise of an option or a stock appreciation right, the number of underlying shares as to which the exercise related shall be counted against the number of shares available for awards under the Amended 2013 Plan, as opposed to only counting the shares issued.

●
No Discount Stock Appreciation Rights or Stock Options: The Amended 2013 Plan prohibits the grant of stock appreciation rights or stock options with an exercise price less than the fair market value of our stock on the date of grant. Fair market value is the closing price of our stock on the date of grant.

●	No Repricing of Stock Appreciation Rights or Stock Options: The Amended 2013 Plan prohibits the repricing of stock appreciation rights and stock options without shareholder approval.

●	Material Amendments to the Plan Require Shareholder Approval: The Amended 2013 Plan provides that a material amendment to the plan will not be effective unless approved by our shareholders.

●	Independent Committee Administration: The Amended 2013 Plan will be administered by a committee of the Board of Directors comprised entirely of independent directors.

Summary of the Amended 2013 Plan

The principal features of the Amended 2013 Plan are discussed below.  The discussion is only a summary and is qualified in its entirety by reference to the full text of the Amended 2013 Plan, a copy of which is attached to this proxy statement as Annex A.

The Amended 2013 Plan provides for the grant of the following types of awards to directors, advisory directors or directors emeritus, officers or employees of the Company and its subsidiaries who are selected to receive awards (collectively referred to below as "participants"):

•
options to purchase shares of common stock, which may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code ("incentive stock options") or non-statutory options which do not satisfy the provisions of Section 422 of the Internal Revenue Code ("non-qualified stock options") (incentive stock options and non-qualified stock options are together referred to as "stock options" or "options");

•	stock appreciation rights; and

•	restricted stock awards, which may be in the form of shares of common stock or share units giving the participant the right to receive shares of common stock at a specified future date.

As of April 2, 2018, there were 123 eligible participants under the Amended 2013 Plan.

Subject to adjustments described below under "- Changes in Capitalization," the total number of shares of common stock available for awards under the Amended 2013 Plan (including shares previously issued) is limited to 298,450 shares, reflecting an increase of 100,000 shares, with no more than 181,750 shares to be issued upon exercise of stock options and stock appreciation rights, reflecting an increase of 40,000 shares, and no more than 116,700 shares to be issued upon award or vesting of restricted stock awards, reflecting an increase of 60,000 shares.  Shares will be considered issued only if actually issued upon the exercise of a stock option or stock appreciation right or in connection with a restricted stock award.  Any award subsequently forfeited, in whole or in part, will not be considered issued.  If any award terminates, expires or lapses for any reason, any shares subject to the award will again be available for future awards under the Amended 2013 Plan.  Shares used to pay the exercise price of a stock option and shares used to satisfy tax withholding obligations will not be available for future awards.  To the extent shares are delivered pursuant to the exercise of a stock appreciation right, the number of underlying shares as to which the exercise related will count against the number of shares available for future awards, as opposed to only counting the shares actually issued.

Under the Amended 2013 Plan, during any calendar year, the maximum aggregate number of shares which may be issued to any one individual upon exercise of stock options and stock appreciation rights is 35,400, and the maximum aggregate number of shares which may be issued to any one individual upon award or vesting of restricted stock awards is 14,175, in each case subject to adjustments described below under "- Changes in Capitalization."

Administration of the Amended 2013 Plan

The Amended 2013 Plan will be administered by a committee (referred to below as the "Plan Committee") of two or more members of the Company's Board of Directors, each of whom qualifies as (i) an "outside director," within the meaning of Section 162(m) of the Internal Revenue Code, (ii) a "Non-Employee Director," within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and (iii) an "independent director" under the listing standards of the NASDAQ Stock Market.  Plan Committee members will serve at the discretion of the Company's Board of Directors and may be removed by the Board at any time. It is expected that the Company's Compensation Committee will be designated by the Board as the Plan Committee if the Amended 2013 Plan is approved by shareholders at the special meeting.

The Plan Committee will have the authority to:

•	select participants and grant awards, determine the number of shares subject to awards to be granted and establish the terms and conditions of awards;

•	interpret the Amended 2013 Plan and determine all questions that may arise under the plan as to eligibility for participation;

•	with the consent of the participant, to the extent deemed necessary by the Plan Committee, modify the terms of any outstanding award or accelerate or defer the vesting date of the award;

•	adopt rules and regulations and prescribe forms for the operation and administration of the Amended 2013 Plan; and

•	take any other action not inconsistent with the provisions of the Amended 2013 Plan that the Plan Committee may deem necessary or appropriate.

General Terms of Awards

Stock Options.  Stock options may be granted to participants at any time and from time to time by the Plan Committee.  Each option grant will be evidenced by an award agreement that specifies the exercise price, the exercise period, the number of shares to which the option pertains, the vesting schedule, and such other provisions as the Plan Committee determines. In addition, the award agreement will specify whether the option is intended to be an incentive stock option (which may only be granted to employees) or a non-qualified stock option.  The exercise price must not be less than the fair market value of a share of the Company's common stock on the date of grant, provided that the exercise price of an incentive stock option granted to a holder of more than 10% of the outstanding shares of the Company's common stock must not be less than 110% of the fair market value of a share of the Company's common stock on the date of grant.  The fair market value is the closing sale price of the Company's common stock on the NASDAQ Stock Market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date.  The exercise period of a stock option may not exceed ten years from the grant date, provided that the exercise period of an incentive stock option granted to a holder of more than 10% of the outstanding shares of the Company's common stock may not exceed five years from the grant date.  An Incentive Stock Option must be granted within 10 years from the date shareholders approve the Amended 2013 Plan.

A participant will be permitted to pay the exercise price of his or her option in (i) cash, certified or bank check, or, (ii) if and to the extent permitted by the Plan Committee, (a) by delivering shares of the Company's common stock that he or she already owns having an aggregate fair market value equal to the aggregate exercise price or (b) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price, or (iii) by a combination of the foregoing. The participant also will be permitted to pay the exercise price through a cashless exercise facilitated through a broker.  The minimum number of shares which may be acquired upon exercise at any time is 100 or, if less, the total number of shares as to which the option has not yet been exercised.

The termination of a participant's service with the Company will affect his or her ability to exercise options granted under the Amended 2013 Plan.  Unless otherwise determined by the Plan Committee and specified in award agreement, (i) if the participant terminates service with the Company for any reason other than the death or disability of the participant, any options that have not vested as of the date of that termination shall be forfeited, and the exercise period of any vested option shall expire three months after that termination of service (but in no event after the expiration date of the option), except in the case of a termination for cause, in which case the exercise period for all options held by the participant shall expire immediately, (ii) if the participant's service with the Company terminates on account of his or her death or disability, the vesting date for all options that have not vested or been forfeited shall be accelerated to the date of that termination of service, and the exercise period of all his or her options shall expire one year after that termination of service (but in no event after the expiration date of the option), and (iii) upon a change in control, the vesting date for all options that have not vested or been forfeited shall be accelerated to the date of the earliest event constituting a change in control.  See "- Change in Control" below.

Stock Appreciation Rights.  Stock appreciation rights may be granted to participants at any time and from time to time as determined by the Plan Committee.  Each stock appreciation right will be evidenced by an award agreement that specifies the terms of the award, including the number of shares subject to the award, vesting conditions, exercise price (which must be equal to at least 100% of the fair market value of a share of the Company's common stock on the date of grant) and the exercise period (which may not exceed 10 years). A stock appreciation right may be granted in tandem with a stock option or be granted independently of any option. In the case of a stock appreciation right that is granted in tandem with a stock option, the exercise of one award will reduce, on a one-to-one basis, the number of shares covered by the other award.  The provisions on the vesting and exercising of stock appreciation rights after termination of service are essentially the same as those applicable to stock options.

The exercise of a stock appreciation right will entitle its holder to receive an amount of cash or shares of the Company's common stock having a value equal to (1) the difference between the fair market value of a share of the Company's common stock on the date of exercise over the exercise price, multiplied by (2) the number of shares with respect to which the stock appreciation right is exercised.   The minimum number of shares as to which a stock appreciation right may be exercised is 100 or, if less, the total number of shares as to which the stock appreciation right has not yet been exercised.

Restricted Stock Awards. Restricted stock awards may be granted to participants at any time and from time to time as determined by the Plan Committee.  Restricted stock awards may be in the form of shares of the Company's common stock that are subject to forfeiture and limits on transfer until the shares vest or in the form of restricted stock units, which are rights to receive shares of the Company's common stock at a specified future date that are subject to forfeiture and limits on transfer until the units vest.  Each restricted stock award will be evidenced by an award agreement that specifies the terms of the award, including the number of shares or units covered by the award, the amount (if any) that the participant must pay to the Company in consideration for the issuance of such shares or units, the vesting conditions and, in the case of restricted stock units, the circumstances pursuant to which the units will be converted to shares of stock.

During the vesting period, unless specified otherwise in the applicable award agreement, a holder of shares of restricted stock will have all the rights of a shareholder, including the right to vote and the right to receive dividends paid with respect to those shares.  A holder of restricted stock units will not have voting rights with respect to the underlying shares until those shares are issued but, unless otherwise provided in the applicable award agreement, will have the right to receive dividend equivalents in the case of any dividends paid on the Company's common stock.  Shares of restricted stock and restricted stock units generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the participant during the restricted period.

Unless otherwise determined by the Plan Committee and specified in the award agreement: (i) if a participant terminates service with the Company for any reason other than death or disability, any unvested shares of restricted stock or any unvested restricted stock units held by the participant will be forfeited; (ii) if a participant terminates service with the Company due to death or disability, any unvested shares of restricted stock or any unvested restricted stock units held by the participant will vest in full; and (iii) upon a change in control, any unvested shares of restricted stock or any unvested restricted stock units held by the participant will vest in full.  See "- Change in Control" below.

Prohibition on Repricing of Stock Options and Stock Appreciation Rights

Other than as described under "—Changes in Capitalization," neither the Company's Board of Directors nor the Plan Committee may amend or modify the exercise price of a stock option or stock appreciation right, or cancel the stock option or stock appreciation right at a time when the exercise price is greater than the fair market value of the Company's common stock in exchange for another award.

Transferability of Awards

A stock option, stock appreciation right or restricted stock award may be transferred upon the death of the participant to whom it is awarded, by will or the laws of inheritance.  A stock option, stock appreciation right or restricted stock award may be transferred during the lifetime of the participant to whom it is awarded only pursuant to a domestic relations order, provided that the participant may apply to the Plan Committee for approval to transfer to a family member all or any portion of an unexercised non-qualified stock option or a stock appreciation right or all or any portion of an unvested restricted stock award.

Changes in Capitalization

In the event of any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, that affects the shares of the Company's common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of rights, then the Plan Committee must, in such manner as it may deem equitable, adjust the number of shares as to which future awards may be made under the Amended 2013 Plan and the number of shares subject to and exercise prices of outstanding awards.

Change in Control

Unless provided otherwise in the terms of the applicable award agreement, upon the occurrence of a change in control of the Company, all outstanding unvested stock options, stock appreciation rights and restricted stock awards granted under the Amended 2013 Plan will vest in full.  The term "change in control" is defined in the Amended 2013 Plan as the occurrence of any of the following events: (i) any third person or group becomes the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board of Directors may be cast (other than a tax-qualified employee benefit plan of the Company); (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company shall cease to constitute a majority of the Board of Directors of the Company; (iii) a tender offer or exchange offer for 25% or more of the total outstanding shares of the Company's common stock is completed (other than such an offer by the Company); or (iv) the stockholders of the Company approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Company.

Duration and Modification of the Amended 2013 Plan

The Amended 2013 Plan will remain in effect until terminated in accordance with its terms; however, no award may be made under the Amended 2013 Plan after May 29, 2028.  In the event shareholders do not approve the proposal to Amended 2013 Plan, no awards may be made under the 2013 Plan after May 29, 2023.  The Company's Board of Directors may at any time suspend or terminate or amend or revise the Amended 2013 Plan in whole or in part, except, in the case of an amendment or revision, to the extent shareholder approval is required under the Internal Revenue Code or the rules of any stock exchange or automated quotation system on which the Company's common stock may then be listed or traded or on which the Company seeks to list or trade its common stock.

Federal Income Tax Consequences

The following discussion is intended for the information of shareholders considering how to vote on approval of the Amended 2013 Plan, and not as tax guidance to plan participants. Under current federal income tax laws, awards of stock options, stock appreciation rights, restricted stock and restricted stock units will generally have the following federal income tax consequences:

(1)	The grant of a stock option will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of grant.

(2)
If the participant exercises an incentive stock option, the exercise of the option will generally not, by itself, result in the recognition of taxable income by the participant or entitle the Company to a deduction at the time of exercise. However, the difference between the exercise price and the fair market value of the shares of common stock acquired on the date of exercise is an item of adjustment included for purposes of calculating the participant's alternative minimum tax.

If the participant does not hold the shares of common stock acquired upon exercise of an incentive stock option for at least one year after the exercise of the stock option or two years after the grant of the stock option, whichever is later, the participant will recognize ordinary (compensation) income upon disposition of the shares in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the stock option. If this happens, the Company will be entitled to a corresponding deduction in the amount of ordinary income, if any, that the participant recognizes. The participant also will recognize a capital gain (loss) to the extent the sale price exceeds (is less than) the fair market value of the shares of common stock on the date of exercise of the stock option. The Company will not be entitled to a corresponding deduction for any such capital gain. The capital gain (loss) will be characterized as short-term if the participant does not hold the shares for more than one year after the exercise of the stock option and long-term if the participant does hold the shares for more than one year after the exercise of the stock option.

If the participant holds the shares of common stock acquired upon exercise of an incentive stock option for one year after the stock option is exercised and two years after the option is granted, the participant will recognize a capital gain (loss) upon disposition of the shares to the extent the sale price exceeds (is less than) the exercise price. This capital gain (loss) will be characterized as short-term if the participant does not hold the shares for more than one year after the exercise of the stock option and long-term if the participant does hold the shares for more than one year after the exercise of the stock option. The Company will not be entitled to a corresponding deduction for any such capital gain.

(3)
If the participant exercises a non-qualified stock option, the participant will recognize ordinary (compensation) income on the date of exercise in an amount equal to the difference between the fair market value on the date of exercise of the shares of common stock acquired pursuant to the exercise and the exercise price of the non-qualified stock option. The Company will be allowed a deduction in the amount of any ordinary income recognized by the participant upon exercise of the non-qualified stock option. When the participant sells the shares acquired upon exercise of a non-qualified stock option, the participant will recognize a capital gain (loss) to the extent of any appreciation (depreciation) in value of the shares from the date of exercise to the date of sale. The Company will not be entitled to a corresponding deduction for any such capital gain. The capital gain (loss) will be short-term if the participant does not hold the shares for more than one year after the exercise of the stock option and long-term if the participant does hold the shares for more than one year after the exercise of the stock option.

(4)
The grant of a stock appreciation right will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of grant. If the participant exercises a stock appreciation right, the participant will recognize ordinary (compensation) income on the date of exercise in an amount equal to the difference between the fair market value on the date of exercise of the shares of common stock underlying the stock appreciation right being exercised and the exercise price of the stock appreciation right.  The Company will be entitled to a corresponding tax deduction. To the extent the stock appreciation right is settled in shares of common stock, when the participant sells the shares, the participant will recognize a capital gain (loss) to the extent of any appreciation (depreciation) in value of the shares from the date of exercise. The Company will not be entitled to a corresponding deduction for any such capital gain. The capital gain (loss) will be short-term if the participant does not hold the shares for more than one year after the exercise of the stock appreciation right and long-term if the participant does hold the shares for more than one year after the exercise of the stock appreciation right.

(5)
The grant of shares of restricted stock will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of grant. Holders of shares of restricted stock will recognize ordinary (compensation) income on the date that the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. A holder of restricted stock may generally elect under Section 83(b) of the Internal Revenue Code to recognize ordinary income in the amount of the fair market value of the shares of restricted stock on the date of grant.  The Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the holder. When the participant disposes of shares granted as restricted stock, the difference between the amount received by the participant upon the disposition and the fair market value of the shares on the date the participant recognized ordinary income will be treated as a capital gain or loss. The capital gain or loss will be short-term if the participant does not hold the shares for more than one year after recognition of ordinary income and long-term if the participant does hold the shares for more than one year after the recognition of ordinary income. The holding period begins when the shares of restricted stock vest, unless a Section 83(b) election is made, in which case the holding period begins upon the restricted stock grant date.  The Company will not be entitled to a corresponding deduction for any such capital gain. Holders of shares of restricted stock also will recognize ordinary income equal to any dividend when such payments are received, even if the restricted stock remains subject to a substantial risk of forfeiture.

(6)
The grant of restricted stock units will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of grant. Upon issuance of the underlying shares, the participant will generally recognize ordinary (compensation) income in the amount of the fair market value of the shares issued to the participant. The Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant. When the participant disposes of any shares of common stock issued upon settlement of the restricted stock units, the difference between the amount received by the participant upon the disposition and the fair market value of the shares on the date the participant recognized ordinary income with respect to the shares will be treated as a capital gain or loss. The capital gain or loss will be short-term if the participant does not hold the shares for more than one year after recognition of ordinary income and long-term if the participant does hold the shares for more than one year after the recognition of ordinary income. The Company will not be entitled to a corresponding deduction for any such capital gain.

Proposed Awards under the Amended 2013 Incentive Plan

No awards have been proposed under the Amended 2013 Plan as of the date of this proxy statement.

Equity Compensation Plan Information

The following table sets forth information, as of December 31, 2017, with respect to the 2013 Plan and 2008 Plan, the only compensation plans under which shares of the Company's common stock could be issued.

Plan Category	Number of Shares to be issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in the First Column)

Equity compensation plans approved	118,803	$16.34	---	(1)
by shareholders
Equity compensation plans not approved by shareholders
	N/A	N/A	N/A
	118,803	$16.34	---	(1)

(1)
Subsequent to year end, options to purchase 7,014 shares of Company common stock and 342 restricted stock awards were forfeited and are available for future grant under the Company's equity compensation plans.

Board Recommendation

The Board of Directors recommends that shareholders vote "FOR" approval of the Amended 2013 Plan.

PROPOSAL 3 - ADVISORY (NON-BINDNG) VOTE
 ON EXECUTIVE COMPENSATION
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") and the SEC's implementing rules, we are including in this proxy statement and will present at the annual meeting an advisory (non-binding) vote on executive compensation, commonly known as a "say-on-pay" proposal.  In prior years, we were exempt from this requirement due to our status as an emerging growth company.  Our status as an emerging growth company terminated during 2017; as a result, we are required to hold an advisory vote on executive compensation at this annual meeting, as well as a an advisory vote on the frequency of any such future advisory votes (see Proposal 4 below).
The say-on-pay proposal is intended to give shareholders the opportunity to endorse or not endorse the compensation of the Company's NEOs (named executive officers) as disclosed in this proxy statement.  This proposal will be presented at the annual meeting as a resolution in substantially the following form:
RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed in the Company's proxy statement for the annual meeting pursuant to Item 402 of Regulation S-K, including compensation tables and narrative discussion, is hereby APPROVED.

This vote will not be binding on the Company's Board of Directors and may not be construed as overruling a decision by the Board or creating or implying any additional fiduciary duty to the Board.  Nor will it affect any compensation paid or awarded to any executive.  The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.  The purpose of our compensation programs is to attract and retain experienced, highly qualified executives critical to our long-term success and enhancement of shareholder value.
Our Board of Directors recommends that shareholders vote FOR this proposal.
PROPOSAL 4 - ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY
OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION
As required by Section 14A of the Securities Exchange Act of 1934, as amended, and pursuant to the Dodd-Frank Act, at least once every six years, we are required to provide shareholders with the opportunity to cast a vote as to how frequently they would like the Company to hold an advisory vote on executive compensation.  Therefore, we are asking shareholders to vote whether the Company's future say-on-pay proposals should be held every year, every other year or once every three years.  This vote will not be binding on the Company's Board of Directors and may not be construed as overruling a decision by the Board or creating or implying any additional fiduciary duty to the Board.  The Compensation Committee and the Board however, do value the opinions of the Company's shareholders and will take into account the outcome of the vote when establishing the frequency of future say-on-pay votes.
Your proxy card provides four choices for you to cast your vote: every year, every two years, every three years, or you may abstain.  Our Board of Directors recommends holding future advisory votes on executive compensation every year.

REPORT OF THE AUDIT COMMITTEE

The information contained in this report shall not be deemed to be "soliciting materials" or to be filed with the SEC, nor shall said information  be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding the incorporation by reference of this proxy statement into any such filing
The Audit Committee has reviewed and discussed the audited financial statements of Sound Financial Bancorp, Inc. for the fiscal year ended December 31, 2017, with management.  The Audit Committee has discussed with Moss Adams, LLP, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees.
The Audit Committee has also received the written disclosures and the letter from Moss Adams, LLP required by applicable requirements of the Public Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with Moss Adams, LLP its independence.
Based on the Audit Committee's review and discussions noted above, it recommended to the Board of Directors that Sound Financial Bancorp's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the SEC.
The foregoing report is furnished by the Audit Committee of the Board of Directors:
Debra Jones, Chair          Robert Carney          Rogelio Riojas          Kathleen Cook           David Haddad

PROPOSAL 5 - RATIFICATION OF APPOINTMENT OF INDEPENDENT
 REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors appointed Moss Adams, LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2018 and is soliciting your ratification of that selection.
Your ratification of the Audit Committee's selection of Moss Adams, LLP is not necessary because the Audit Committee has responsibility for selection of our independent registered public accounting firm.  However, the Audit Committee will take your vote on this proposal into consideration when selecting our independent registered public accounting firm in the future.  A representative of Moss Adams, LLP is expected to be present at the annual meeting of shareholders and will have the opportunity to make a statement or respond to any appropriate questions that shareholders may have.
The Board of Directors recommends that shareholders vote "FOR" the ratification of the appointment of Moss Adams, LLP as Sound Financial Bancorp, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2018.
Principal Accountant Fees and Services
During the fiscal years ended December 31, 2017 and 2016, Moss Adams, LLP provided various audit services to Sound Financial Bancorp and Sound Community Bank.  These services included:  (1) the audit of our annual financial statements and review of the financial statements included in Sound Financial Bancorp's filings with the SEC; (2) consultation on accounting matters; and (3) professional services.
	Year Ended December 31,
	2017	2016
Audit Fees	$163,600	$144,000
All Other Fees	---	15,000

Audit Fees include aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements, for the review of financial statements included in the Company's Quarterly Reports on Form 10-Q and for consents included in filings with the SEC.

All Other Fees are fees related to an annual audit of the Bank's 401 (k) plan for the year ended December 31, 2016.

No fees were billed for professional services rendered for services or products other than those listed under the captions "Audit Fees," and "All Other Fees," for 2017 and 2016.

Our Audit Committee has determined that the services provided by Moss Adams, LLP as set forth herein are compatible with maintaining Moss Adams, LLP's independence.
Pursuant to the terms of its charter, the Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the independent auditors. The Audit Committee must pre-approve the engagement letters and the fees to be paid to the independent auditors for all audit and permissible non-audit services to be provided by the independent auditors and consider the possible effect that any non-audit services could have on the independence of the auditors. The Audit Committee may establish pre-approval policies and procedures, as permitted by applicable law and SEC regulations and consistent with its charter for the engagement of the independent auditors to render permissible non-audit services to the Corporation, provided that any pre-approvals delegated to one or more members of the committee are reported to the committee at its next scheduled meeting. At this time, the Audit Committee has not adopted any pre-approval policies.

ADDITIONAL INFORMATION
Proxy Solicitation Costs
The Company will pay the costs of soliciting proxies.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's common stock. The Company has engaged Advantage Proxy to assist in the solicitation of proxies and to provide related advice and informational support for a service fee and the reimbursement of customary disbursements, which are not expected to exceed $5,500 in the aggregate.  In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.
Shareholder Proposals for 2018 Annual Meeting
In order to be eligible for inclusion in Sound Financial Bancorp's proxy materials for next year's annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received in writing at Sound Financial Bancorp's main office at 2400 3rd Avenue, Suite 150, Seattle, Washington 98121, no later than December 14, 2018.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities and Exchange Act of 1934, as amended and to the Company's Charter and Bylaws.
In addition to the deadline and other requirements referred to above for submitting a stockholder proposal to be included in the Company's proxy materials for its next annual meeting of shareholders, the Company's bylaws require a separate notification to be made in order for a stockholder proposal to be eligible for presentation at the meeting, regardless of whether the proposal is included in the Company's proxy materials for the meeting.  In order to be eligible for presentation at the Company's next annual meeting of shareholders, written notice of a stockholder proposal containing the information specified in Article I, Section 6 of the Company's bylaws must be received by the Secretary of the Company not earlier than the close of business on January 29, 2019 and not later than the close of business on February 28, 2019.  If, however, the date of the next annual meeting is before May 9, 2019 or after July 28, 2019, the notice of the stockholder proposal must instead be received by the Company's Secretary not earlier than the close of business on the 120th day prior to the date of the next annual meeting and not later than the close of business on the later of the 90th day before the date of the next annual meeting or the tenth day following the first to occur of the day on which notice of the date of the next annual meeting is mailed or otherwise transmitted or the day on which public announcement of the date of the next annual meeting is first made by the Company.
Other Matters
We are not aware of any business to come before the annual meeting other than those matters described in this proxy statement.  However, if any other matter should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

ANNEX A

SOUND FINANCIAL BANCORP, INC.

AMENDED AND RESTATED
2013 EQUITY INCENTIVE PLAN

TABLE OF CONTENTS

A-ii

A-iii

Sound Financial Bancorp, Inc.
Amended and Restated
 2013 Equity Incentive Plan
ARTICLE I
 PURPOSE
~~Section 1.1          General Purpose of the Plan.~~
Section 1.1          Establishment of the Plan.  The Company hereby establishes an incentive compensation plan to be known as the "Sound Financial Bancorp Amended and Restated Equity Incentive Plan" (the "Plan"), as set forth in this document. The Plan permits the granting of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units.
The Plan was originally approved by the Company's stockholders on October 29, 2013. This amendment and restatement of the Plan has been approved by the Board, but it will only become effective (the "Effective Date") when it is approved by the Company's stockholders at the annual meeting of the Company's shareholders on May 29, 2018 or any adjournment or postponement thereof (the "2018 Annual Meeting").  If this amendment and restatement is not approved by the Company's stockholders at the 2018 Annual Meeting, then this amendment and restatement shall be void and the terms of the Plan prior to this amendment and restatement shall instead govern.
Provided that this Amended and Restated Equity Incentive Plan is approved by the stockholders as provided for in this Section 1.1, this Plan shall be treated as a new plan for purposes of Section 422 of the Code (as herein defined), so that an Option granted hereunder on a date that is not more than ten years after the Effective Date, and that is intended to qualify as an Incentive Stock Option under Section 422 of the Code, complies with the requirements of Code Section 422(b)(2) and the applicable regulations thereunder.
Section 1.2          General Purpose of the Plan.  The purpose of the Plan is to promote the long-term growth and profitability of the Company ~~Sound Financial Bancorp, Inc.~~, to provide directors, advisory or emeritus directors, officers and employees of the Company ~~Sound Financial Bancorp, Inc.~~ and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Company ~~Sound Financial Bancorp, Inc.~~ in order to provide Plan Participants with incentives that are closely linked to the interests of all stockholders of the Company ~~Sound Financial Bancorp, Inc~~.  The Plan is not intended to expose Sound Financial Bancorp, Inc. to imprudent risks.
Section 1.3          Duration of the Plan.  Subject to approval by the shareholders of the Company, the Plan shall be effective on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors or the Committee to terminate the Plan at any time pursuant to Article IX herein. However, in no event may an Award be granted under the Plan on or after the tenth anniversary of the Effective Date.
ARTICLE II
 DEFINITIONS
The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:
Affiliate means any "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Section 424(e) and (f) respectively, of the Code.
Award means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Restricted Stock Award or any other benefit under this Plan.
Award Agreement means a written instrument evidencing an Award under the Plan and establishing the terms and conditions thereof.

Beneficiary means the Person designated by a Participant to receive any Shares subject to a Restricted Stock Award made to such Participant that become distributable, or to have the right to exercise any Options or Stock Appreciation Rights granted to such Participant that are exercisable, following the Participant's death.
Board means the Board of Directors of Sound Financial Bancorp, Inc. and any successor thereto.
Change in Control means any of the following events:
(a)          any third Person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of Shares with respect to which 25% or more of the total number of votes that may be cast for the election of the Board (other than a tax-qualified plan of the Company or its Affiliate);
(b)          as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election(s), or combination of the foregoing, the individuals who were members of the Board of Directors on the date of adoption of this Plan (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date of adoption of this Plan whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; or
(c)          a tender offer or exchange offer for 25% or more of the total outstanding Shares is completed (other than such an offer by the Company); or
(d)          the stockholders of the Company approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Company.
Code means the Internal Revenue Code of 1986, as amended from time to time.
Committee means the Committee described in Article IV.
Company means Sound Financial Bancorp, Inc., a Maryland corporation, and any successor thereto.
Disability means a total and permanent disability, within the meaning of Code Section 22(e)(3), as determined by the Committee in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Committee, who are qualified to give professional medical advice.
Domestic Relations Order means a domestic relations order that satisfies the requirements of Section 414(p)(1)(B) of the Code, or any successor provision, as if such section applied to the applicable Award.
Effective Date means the date on which the Plan is approved by the stockholders of Sound Financial Bancorp, Inc.
Exchange Act means the Securities Exchange Act of 1934, as amended.
Exercise Period means the period during which an Option or Stock Appreciation Right may be exercised.
Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option and on the basis of which the Shares due upon exercise of a Stock Appreciation Right is computed.

Fair Market Value means, with respect to a Share on a specified date:
(a)          If the Shares are listed on any U.S. national securities exchange registered under the Securities Exchange Act of 1934 ("National Exchange"), the closing sales price for such stock (or the closing bid, if no sales were reported) as reported on that exchange on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date;
(b)          If the Shares are not listed on a National Exchange but are traded on the over-the-counter market or other similar system, the mean between the closing bid and the asked price for the Shares at the close of trading in the over-the-counter market or other similar system on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and
(c)          In the absence of such markets for the Shares, the Fair Market Value shall be determined in good faith by the Committee.
Family Member means with respect to any Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.
Incentive Stock Option means a right to purchase Shares that is granted to an employee of the Company or any Affiliate that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of Section 422 of the Code.
Non-Qualified Stock Option means a right to purchase Shares that is not intended to qualify as an Incentive Stock Option or does not satisfy the requirements of Section 422 of the Code.
Option means either an Incentive Stock Option or a Non-Qualified Stock Option.
Option Holder means, at any relevant time with respect to an Option, the person having the right to exercise the Option.
Participant means any director, advisory or emeritus director, officer or employee of the Company or any Affiliate who is selected by the Committee to receive an Award.
Permitted Transferee means, with respect to any Participant, a Family Member of the Participant to whom an Award has been transferred as permitted hereunder.
Person means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.
Plan means the Sound Financial Bancorp, Inc. Amended and Restated 2013 Equity Incentive Plan, as amended from time to time.
Restricted Stock Award means an award of Shares or Share Units pursuant to Article VII.
Service means, unless the Committee provides otherwise in an Award Agreement, service in any capacity as a director, advisory or emeritus director, officer or employee of the Company or any Affiliate.
Share means a share of common stock, par value $.01 per share, of Sound Financial Bancorp, Inc.
Share Unit means the right to receive a Share at a specified future date.

Stock Appreciation Right means the right to receive a payment in Shares or cash measured by the increase in the Fair Market Value of a Share over the Exercise Price of that Stock Appreciation Right.
Stock Appreciation Right Holder means, at any relevant time with respect to a Stock Appreciation Right, the person having the right to exercise the Stock Appreciation Right.
Termination for Cause means termination upon an intentional failure to perform stated duties, a breach of a fiduciary duty involving personal dishonesty which results in material loss to the Company or one of its Affiliates or a willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order which results in material loss to the Company or one of its Affiliates.  No act or failure to act on Participant's part shall be considered willful unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Company.  Notwithstanding the above, if a Participant is subject to a different definition of termination for cause in an employment or severance or similar agreement with the Company or any Affiliate, such other definition shall control.
Vesting Date means the date or dates on which the grant of an Option or Stock Appreciation Right is eligible to be exercised or the date or dates on which a Restricted Stock Award ceases to be forfeitable.
ARTICLE III
 AVAILABLE SHARES
Section 3.1          Shares Available Under the Plan.
Subject to adjustment under Article IX, the maximum aggregate number of Shares representing Awards shall not exceed 298,450~~198,450~~ Shares.  Shares representing tandem Stock Appreciation Rights shall for such purpose only be counted as either Shares representing Options outstanding or Stock Appreciation Rights outstanding, but not as both.
Section 3.2          Shares Available for Options and Stock Appreciation Rights.
Subject to adjustment under Article IX, the maximum aggregate number of Shares which may be issued upon exercise of Options and Stock Appreciation Rights shall be 201,750~~141,750~~ Shares, and the maximum aggregate number of Shares which respect to which Options and Stock Appreciation Rights may be granted to any one individual in any calendar year shall be 35,400 Shares.  The maximum aggregate number of Shares which may be issued upon exercise of Incentive Stock Options shall be 201,750~~141,750~~.
Section 3.3          Shares Available for Restricted Stock Awards.
Subject to adjustment under Article IX, the maximum aggregate number of Shares with respect to which Restricted Stock Awards may be issued under the Plan shall be 96,700~~56,700~~ Shares and the maximum number of Shares with respect to which Restricted Stock Awards may be granted under the Plan to any one individual in any calendar year shall be 14,175.
Section 3.4          Computation of Shares Issued.
For purposes of this Article III, Shares shall be considered issued pursuant to the Plan only if actually issued upon the exercise of an Option or Stock Appreciation Right or in connection with a Restricted Stock Award.  Any Award subsequently forfeited, in whole or in part, shall not be considered issued. If any Award granted under the Plan terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan.  Shares used to pay the Exercise Price of an Option and Shares used to satisfy tax withholding obligations shall not be available for future Awards under the Plan.  To the extent that Shares are delivered pursuant to the exercise of an Option or a Stock Appreciation Right, the number of underlying Shares as to which the exercise related shall be counted against the number of Shares available for Awards, as opposed to only counting the Shares issued.

ARTICLE IV
 ADMINISTRATION
Section 4.1          Committee.
(a)          The Plan shall be administered by a Committee appointed by the Board for that purpose and consisting of not less than two (2) members of the Board.  Each member of the Committee shall be an "Outside Director" within the meaning of Section 162(m) of the Code or a successor rule or regulation, a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3)(i) under the Exchange Act or a successor rule or regulation and an "Independent Director," and shall satisfy any other membership requirements, under the corporate governance rules and regulations imposing independence and other membership standards on committees performing similar functions promulgated by any national securities exchange or quotation system on which Shares are listed.
(b)          The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee.  Any decision or determination reduced to writing and signed by all members shall be as fully effective as if made by unanimous vote at a meeting duly called and held.
(c)          The Committee's decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.
Section 4.2          Committee Powers.
Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:
(a)          to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to Awards to be issued or granted, and the terms and conditions thereof;
(b)          with the consent of the Participant, to the extent deemed necessary by the Committee, to amend or modify the terms of any outstanding Award or accelerate or defer the Vesting Date thereof;
(c)          to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and
(d)          to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.
All decisions, determinations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.
ARTICLE V
 STOCK OPTIONS
Section 5.1          Grant of Options.
(a)          Subject to the limitations of the Plan, the Committee may, in its discretion, grant to a Participant an Option to purchase Shares.  An Option must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option.  Only employees of the Company or its Affiliates may receive Incentive Stock Options.
(b)          Any Option granted shall be evidenced by an Award Agreement which shall:
(i)          specify the number of Shares covered by the Option;

(ii)          specify the Exercise Price;
(iii)          specify the Exercise Period;
(iv)          specify the Vesting Date; and
(v)          contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.
Section 5.2          Size of Option.
Subject to the restrictions of the Plan, the number of Shares as to which a Participant may be granted Options shall be determined by the Committee, in its discretion.
Section 5.3          Exercise Price.
The price per Share at which an Option may be exercised shall be determined by the Committee, in its discretion, provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.
Section 5.4          Exercise Period.
The Exercise Period during which an Option may be exercised shall commence on the Vesting Date.  It shall expire on the earliest of:
(a)          the date specified by the Committee in the Award Agreement;
(b)          unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the three-month period commencing on the date of the Participant's termination of Service, other than on account of death, Disability or a Termination for Cause;
(c)          unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the one-year period commencing on the date of the Participant's termination of Service due to death or Disability;
(d)          as of the time and on the date of the Participant's termination of Service due to a Termination for Cause; or
(e)          the last day of the ten-year period commencing on the date on which the Option was granted.
An Option that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.
Section 5.5          Vesting Date.
(a)          The Vesting Date for each Option Award shall be determined by the Committee and specified in the Award Agreement.
(b)          Unless otherwise determined by the Committee and specified in the Award Agreement:
(i)          if the Participant of an Option Award terminates Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Option shall be forfeited without consideration;

(ii)          if the Participant of an Option Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of the Participant's termination of Service; and
(iii)          if a Change in Control occurs prior to the Vesting Date of an Option Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.
Section 5.6          Additional Restrictions on Incentive Stock Options.
An Option designated by the Committee to be an Incentive Stock Option shall be subject to the following provisions:
(a)          An Incentive Stock Option must be granted within ten (10) years from the Effective Date of the Plan.
(b)          Notwithstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under the Plan if such Participant, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or its Affiliates, unless (i) the option price for such Incentive Stock Option is at least 110 percent of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and (ii) such Option is not exercisable after the date five (5) years from the date such Incentive Stock Option is granted.
(c)          Each Participant who receives Shares upon exercise of an Option that is an Incentive Stock Option shall give the Company prompt notice of any sale of Shares prior to a date which is two (2) years from the date the Option was granted or one year from the date the Option was exercised.  Such sale shall disqualify the Option as an Incentive Stock Option.
(d)          The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or an Affiliate) shall not exceed $100,000 and the term of the Incentive Stock Option shall not be more than ten (10) years.
(e)          Any Option under this Plan which is designated by the Committee as an Incentive Stock Option but fails, for any reason, to meet the foregoing requirements shall be treated as a Non-Qualified Stock Option.
Section 5.7          Method of Exercise.
(a)          Subject to the limitations of the Plan and the Award Agreement, an Option Holder may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain un-purchased.  An Option Holder shall exercise an Option to purchase Shares by:
(i)          giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Option;
(ii)          delivering to the Committee full payment for the Shares as to which the Option is to be exercised; and
(iii)          satisfying such other conditions as may be prescribed in the Award Agreement.
(b)          The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full:

(i)          in cash (by certified or bank check or such other instrument as the Company may accept); or
(ii)          if and to the extent permitted by the Committee, in the form of Shares already owned by the Option Holder as of the exercise date and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid;
(iii)          if and to the extent permitted by the Committee, by the Company withholding Shares otherwise issuable upon the exercise having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or
(iv)          by a combination thereof.
Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment.
(c)          When the requirements of this Section have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate or cause Shares to be issued by book-entry procedures, in either event evidencing the Option Holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date the Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is effected.
Section 5.8          Limitations on Options.
(a)          An Option by its terms shall not be transferable by the Option Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order, and shall be exercisable, during the life of the Option Holder, only by the Option Holder or an alternate payee designated pursuant to such a Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Non-Qualified Stock Option under the Plan, apply to the Committee for approval to transfer all or any portion of such Non-Qualified Stock Option which is then unexercised to such Participant's Family Member. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Non-Qualified Stock Option, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Option depends on the life, Service or other status of the Participant, such privilege of the Option for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.
(b)          The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to:
(i)          the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded; or
(ii)          the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

(c)          An Option Holder may designate a Beneficiary to receive any Options that may be exercised after his death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Option Holder, or in the event that no Beneficiary has been designated, any Options that may be exercised following the Option Holder's death shall be transferred to the Option Holder's estate. If the Option Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option Holder shall be deemed to have survived the Beneficiary.
Section 5.9          Prohibition Against Option Repricing.
Except as provided in Section 9.3 and notwithstanding any other provision of this Plan, neither the Committee nor the Board shall have the right or authority following the grant of an Option pursuant to the Plan to amend or modify the Exercise Price of any such Option, or to cancel the Option at a time when the Exercise Price is greater than the Fair Market Value of the Shares, in exchange for another Option or Award.
ARTICLE VI
 STOCK APPRECIATION RIGHTS
Section 6.1          Grant of Stock Appreciation Rights.
(a)          Subject to the limitations of the Plan, the Committee may, in its discretion, grant to a Participant a Stock Appreciation Right.  A Stock Appreciation Right must be designated as either a tandem Stock Appreciation Right or a stand-alone Stock Appreciation Right and, if not so designated, shall be deemed to be a stand-alone Stock Appreciation Right.  A tandem Stock Appreciation Right may only be granted at the same time as the Option to which it relates.  The exercise of a tandem Stock Appreciation Right shall cancel the related Option for a like number of Shares and the exercise of a related Option shall cancel a tandem Stock Appreciation Right for a like number of Shares.
(b)          Any Stock Appreciation Right granted shall be evidenced by an Award Agreement which shall:
(i)          specify the number of Shares covered by the Stock Appreciation Right;
(ii)          specify the Exercise Price;
(iii)          specify the Exercise Period;
(iv)          specify the Vesting Date;
(v)          specify that the Stock Appreciation Right shall be settled in cash or Shares, or a combination of cash and Shares; and
(vi)          contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.
Section 6.2          Size of Stock Appreciation Right.
Subject to the restrictions of the Plan, the number of Shares as to which a Participant may be granted Stock Appreciation Rights shall be determined by the Committee, in its discretion.
Section 6.3          Exercise Price.
The price per Share at which a Stock Appreciation Right may be exercised shall be determined by the Committee, in its discretion, provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Stock Appreciation Right is granted.

Section 6.4          Exercise Period.
The Exercise Period during which a Stock Appreciation Right may be exercised shall commence on the Vesting Date.  It shall expire on the earliest of:
(a)          the date specified by the Committee in the Award Agreement;
(b)          unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the three-month period commencing on the date of the Participant's termination of Service, other than on account of death, Disability or a Termination for Cause;
(c)          unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the one-year period commencing on the date of the Participant's termination of Service due to death or Disability;
(d)          as of the time and on the date of the Participant's termination of Service due to a Termination for Cause; or
(e)          the last day of the ten-year period commencing on the date on which the Stock Appreciation Right was granted.
A Stock Appreciation Right that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.
Section 6.5          Vesting Date.
(a)          The Vesting Date for each Stock Appreciation Right Award shall be determined by the Committee and specified in the Award Agreement.
(b)          Unless otherwise determined by the Committee and specified in the Award Agreement:
(i)          if the Participant of a Stock Appreciation Right Award terminates Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Award shall be forfeited without consideration;
(ii)          if the Participant of a Stock Appreciation Right Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of the Participant's termination of Service; and
(iii)           if a Change in Control occurs prior to the Vesting Date of a Stock Appreciation Right Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.
Section 6.6          Method of Exercise.
(a)          Subject to the limitations of the Plan and the Award Agreement, a Participant may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her Stock Appreciation Right as to all or any part of the Shares to which the Stock Appreciation Right relates; provided, however, that the minimum number of Shares as to which a Stock Appreciation Right may be exercised shall be 100, or, if less, the total number of Shares relating to the Stock Appreciation Right which remain unexercised. A Stock Appreciation Right Holder shall exercise a Stock Appreciation Right by:
(i)          giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Stock Appreciation Right; and
(ii)          satisfying such other conditions as may be prescribed in the Award Agreement.

(b)          When the requirements of this Section have been satisfied, the Committee shall take such action as is necessary to cause the remittance to the Stock Appreciation Right Holder (or, in the event of his or her death, his or her Beneficiary) of cash or a number of Shares with an aggregate Fair Market Value equal to the excess (if any) of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Exercise Price per Share, times the number of Stock Appreciation Rights exercised.  The Person exercising the Stock Appreciation Right shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date the Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is effected.
Section 6.7          Limitations on Stock Appreciation Rights.
(a)          A Stock Appreciation Right by its terms shall not be transferable by the Stock Appreciation Right Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order, and shall be exercisable, during the life of the Stock Appreciation Right Holder, only by the Stock Appreciation Right Holder or an alternate payee designated pursuant to such a Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Stock Appreciation Right under the Plan, apply to the Committee for approval to transfer all or any portion of such Stock Appreciation Right which is then unexercised to such Participant's Family Member. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Stock Appreciation Right, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Stock Appreciation Right depends on the life, Service or other status of the Participant, such privilege of the Stock Appreciation Right for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.
(b)          The Company's obligation to deliver Shares with respect to a Stock Appreciation Right shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Stock Appreciation Right Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to:
(i)          the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded; or
(ii)          the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.
(c)          A Stock Appreciation Right Holder may designate a Beneficiary to receive any Stock Appreciation Right that may be exercised after his death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Stock Appreciation Right Holder, or in the event that no Beneficiary has been designated, any Stock Appreciation Rights that may be exercised following the Stock Appreciation Right Holder's death shall be transferred to the Stock Appreciation Right Holder's estate. If the Stock Appreciation Right Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Stock Appreciation Right Holder shall be deemed to have survived the Beneficiary.
Section 6.8          Prohibition Against Stock Appreciation Right Repricing.
Except as provided in Section 9.3 and notwithstanding any other provision of this Plan, neither the Committee nor the Board shall have the right or authority following the grant of a Stock Appreciation Right pursuant to the Plan to amend or modify the Exercise Price of any such Stock Appreciation Right or to cancel the Stock Appreciation Right at a time when the Exercise Price is greater than the Fair Market Value of the Shares, in exchange for another Stock Appreciation Right or Award.

ARTICLE VII
 RESTRICTED STOCK AWARDS
Section 7.1          In General.
(a)          Each Restricted Stock Award shall be evidenced by an Award Agreement which shall specify:
(i)          the number of Shares or Share Units covered by the Restricted Stock Award;
(ii)          the amount, if any, which the Participant shall be required to pay to the Company in consideration for the issuance of such Shares or Share Units;
(iii)          the date of grant of the Restricted Stock Award;
(iv)          the Vesting Date for the Restricted Stock Award;
(v)          as to Restricted Stock Awards awarding Shares, the rights of the Participant with respect to dividends, voting rights and other rights and preferences associated with such Shares; and
(vi)          as to Restricted Stock Awards awarding Share Units, the rights of the Participant with respect to attributes of the Share Units which are the equivalent of dividends and other rights and preferences associated with Shares and the circumstances pursuant to which Share Units shall be converted to Shares;
and contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.
(b)          All Restricted Stock Awards consisting of Shares shall be in the form of issued and outstanding Shares that shall be registered in the name of the Participant, subject to written transfer restriction instructions issued to the Company's stock transfer agent, together with an irrevocable stock power executed by the Participant in favor of and held by the Committee or its designee, pending the vesting or forfeiture of the Restricted Stock Award.  The Shares shall at all times prior to the applicable Vesting Date be subject to the following restriction, communicated in writing to the Company's stock transfer agent:
These shares of common stock are subject to the terms of an Award Agreement between Sound Financial Bancorp, Inc. and [Name of Participant] dated [Award Date] made pursuant to the terms of the Amended and Restated Sound Financial Bancorp, Inc. Amended and Restated 2013 Equity Incentive Plan, copies of which are on file at the executive offices of Sound Financial Bancorp, Inc. and may not be sold, encumbered, hypothecated or otherwise transferred, except in accordance with the terms of such Plan and Award Agreement.
or such other restrictive communication or legend as the Committee, in its discretion, may specify.
(c)          Unless otherwise set forth in the Award Agreement, a Restricted Stock Award by its terms shall not be transferable by the Participant other than by will or by the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order, provided, however, that a Participant may, at any time at or after the grant of a Restricted Stock Award under the Plan, apply to the Committee for approval to transfer all or any portion of such Restricted Stock Award which is then unvested to such Participant's Family Member. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Restricted Stock Award, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Restricted Stock Award depends on the life, Service or other status of the Participant, such privilege of the Restricted Stock Award for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

Section 7.2          Vesting Date.
(a)          The Vesting Date for each Restricted Stock Award shall be determined by the Committee and specified in the Award Agreement.
(b)          Unless otherwise determined by the Committee and specified in the Award Agreement:
(i)          if the Participant of a Restricted Stock Award terminates Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Shares or Share Units shall be forfeited without consideration;
(ii)          if the Participant of a Restricted Stock Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of termination of the Participant's Service with the Company; and
(iii)          if a Change in Control occurs prior to the Vesting Date of a Restricted Stock Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.
Section 7.3          Dividend Rights.
Unless otherwise specified in the Award Agreement, any dividends or distributions declared and paid with respect to Shares subject to a Restricted Stock Award, whether or not in cash, or an equivalent amount in the case of a Restricted Stock Award awarding Share Units, shall be paid to the Participant at the same time they are paid to all other shareholders of the Company.
Section 7.4          Voting Rights.
Unless otherwise specified in the Award Agreement, voting rights appurtenant to the Shares subject to the Restricted Stock Award shall be exercised by the Participant.
Section 7.5          Designation of Beneficiary.
A Participant who has received a Restricted Stock Award may designate a Beneficiary to receive any unvested Shares or Shares distributed in satisfaction of any unvested Share Units that become vested on the date of the Participant's death.  Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee.  In the event that the Beneficiary designated by a Participant dies prior to the Participant, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Participant's death shall be paid to the executor or administrator of the Participant's estate.
Section 7.6          Manner of Distribution of Awards.
The Company's obligation to deliver Shares with respect to a Restricted Stock Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

ARTICLE VIII
 SPECIAL TAX PROVISION
Section 8.1          Tax Withholding Rights.
The Company shall have the power and the right to deduct or withhold, or require a Person to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise or payment made under or as a result of the Plan.  In this regard, where any Person is entitled to receive Shares, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld.
ARTICLE IX
 AMENDMENT AND TERMINATION
Section 9.1          Termination
The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee.  Unless sooner terminated, the Plan shall terminate automatically on the tenth anniversary of the Effective Date.  In the event of any suspension or termination of the Plan, all Awards previously granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Award Agreements evidencing such Awards.
Section 9.2          Amendment.
The Board may amend or revise the Plan in whole or in part at any time; provided, however, that to the extent required to comply with Section 162(m) of the Code or the corporate governance standards imposed under the listing or trading requirements imposed by any national securities exchange or automated quotation system on which the Company lists or seeks to list or trade Shares, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.
Section 9.3          Adjustments in the Event of Business Reorganization.
In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of Shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:
(i)          the number and kind of securities deemed to be available thereafter for grants of Awards in the aggregate to all Participants;
(ii)          the number and kind of securities that may be delivered or deliverable in respect of outstanding Awards; and
(iii)          the Exercise Price of Options and Stock Appreciation Rights.
In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

ARTICLE X
 MISCELLANEOUS
Section 10.1          Status as an Employee Benefit Plan.
This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.
Section 10.2          No Right to Continued Service.
Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or Committee with respect to the Plan shall be held or construed to confer upon any Participant any right to a continuation of his or her position as a director, advisory or emeritus director, officer or employee of the Company or any Affiliate.  The Company reserves the right to remove any participating member of the Board or dismiss any Participant or otherwise deal with any Participant to the same extent as though the Plan had not been adopted.
Section 10.3          Construction of Language.
Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or Section number shall refer to an Article or Section of this Plan unless otherwise indicated.

Section 10.4          Severability.
In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

Section 10.5          Governing Law.
The Plan shall be construed, administered and enforced according to the laws of the State of Washington without giving effect to the conflict of laws principles thereof.  The federal and state courts located in the County or contiguous counties in which the Company's headquarters are located shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award granted under this Plan, the Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.
Section 10.6          Headings.
The headings of Articles and Sections are included solely for convenience of reference.  If there is any conflict between such headings and the text of the Plan, the text shall control.
Section 10.7          Non-Alienation of Benefits.
The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.
Section 10.8          Notices.
Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or three (3) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:
(a)          If to the Committee:
Sound Financial Bancorp, Inc.
2400 3rd~~2005 5th~~  Avenue, Suite 150~~200~~
Seattle, Washington 98121
 Attention:  Corporate Secretary
(b)          If to a Participant, to such person's address as shown in the Company's records.
Section 10.9          Approval of Shareholders.
The Plan shall be subject to approval by the Company's shareholders within twelve (12) months before or after the date the Board adopts the Plan.
Section 10.10          Clawback.
All Awards (whether vested or unvested) shall be subject to such clawback (recovery) as may be required to be made pursuant to law, rule, regulation or stock exchange listing requirement or any policy of the Company adopted pursuant to any such law, rule, regulation or stock exchange listing requirement.
Section 10.11          Compliance with Section 409A.
The Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code, to the extent applicable, and the Plan shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereunder is subject to Section 409A, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A, except as otherwise determined by the Committee.  In the case of amounts not intended to be deferrals of compensation subject to Section 409A, such as, but not limited to, annual incentive Awards, payment or settlement of amounts under such Awards shall occur not later than March 15 of the year following the year in which the Participant has a legally-binding right to payment or settlement (or such later time as permitted under the Section 409A regulations that does not cause the amount to be considered a deferral of compensation for purposes of Section 409A). In the case of amounts intended to be deferrals of compensation subject to Section 409A, the initial deferral election shall be made and become irrevocable no later than December 31 of the year immediately preceding the year in which the Participant first performs services related to such compensation, provided that the timing of such initial deferral election may be later as provided in Section 409A with respect to initial participation in the Plan and for "performance-based compensation" as defined under Section 409A.  If an amount that is subject to Section 409A becomes payable under an Award as a result of the Participant's separation from service (other than due to death), and the Participant is a "specified employee" (as defined under Section 409A), then payment of such amount shall not occur until six (6) months and a day after the date of Participant's "separation from service" (as defined under Section 409A) except as permitted under Section 409A.

SOUND FINANCIAL BANCORP, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
P. O. BOX 1342
BRENTWOOD, NY 11717

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01. Laura Lee Stewart   02. Debra Jones   03. Rogelio Riojas

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. Approval of the Amended and Restated Sound Financial Bancorp, Inc. 2013 Equity Incentive Plan.	☐	☐	☐
3. Advisory (non-binding) vote on executive compensation.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 year	2 years	3 years	Abstain
4. Advisory (non-binding) vote on the frequency of the advisory vote on executive compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

NOTE: In their discretion, the proxies are authorized to vote on any other business that may come before the Annual Meeting or any adjournment or postponement thereof. The undersigned acknowledges receipt from Sound Financial Bancorp, Inc. prior to the execution of this proxy, of Notice of the Annual Meeting, a Proxy Statement dated April 13, 2018 and Sound Financial Bancorp, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com .

REVOCABLE PROXY

SOUND FINANCIAL BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS
MAY 29, 2018

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The signer(s), on the reverse side hereby appoint(s) the Board of Directors of Sound Financial Bancorp, Inc. with full powers of substitution, to act as attorneys and proxies, to vote all shares of common stock of Sound Financial Bancorp, Inc. which the signer(s) is/are entitled to vote at the Annual Meeting of Shareholders ("Meeting") to be held on May 29, 2018 in Sound Community Bank's offices located at 2400 3rd Avenue, Suite 150, Seattle, Washington, at 10:30 a.m., Pacific time. The Board of Directors is authorized to cast all votes to which the signer(s) is/are entitled as indicated on the reverse side.

This proxy, when properly executed, will be voted as directed. If this proxy is signed and dated and no instructions are specified, this proxy will be voted "FOR" proposals 1, 2, 3 and 5 and for a ONE YEAR frequency on proposal 4, as set forth on the reverse side. Should a nominee be unable to serve as director, an event that we do not anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors of Sound Community Bancorp, Inc. If any other business is presented at the Meeting, this proxy will be voted by the majority of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

Should the signer(s) be present and elect to vote at the Meeting or at any adjournment thereof, and after notification to the Secretary of Sound Financial Bancorp, Inc. at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of Sound Financial Bancorp, Inc. at the address set forth on the Notice of Annual Meeting of Shareholders, by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting, or by attending and voting at the Meeting. Attendance at the Meeting will not in itself constitute the revocation of a proxy.

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Continued and to be signed on reverse side

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